                                                      REGISTRATION NOS. 33-20696

                                                                        811-5166
                            ------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-4
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                                                                             / /

                                 AMENDMENT NO.                               / /


                        POST-EFFECTIVE AMENDMENT NO. 14                      /X/


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/


                                AMENDMENT NO. 14

                       (Check appropriate box or boxes.)

                        MONY AMERICA VARIABLE ACCOUNT A
                         (Exact Name of the Registrant)

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                              (Name of Depositor)

                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
        (Address of Depositor's Principal Executive Offices) (Zip Code)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 708-2000
                            ------------------------

                                 EDWARD P. BANK

                   VICE PRESIDENT AND DEPUTY GENERAL COUNSEL

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                    (Name and Address of Agent for Service)

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: It is proposed that this filing will become effective on May 1, 1996 pursuant to paragraph (a) of Rule 485.

                            ------------------------


     The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice was filed on February 29, 1996.

                             CROSS REFERENCE SHEET
                             (REQUIRED BY RULE 495)

                                     PART A

ITEM NO.                                                               LOCATION
--------                                               -----------------------------------------
    1.      Cover page...............................  Cover Page
    2.      Definitions..............................  Definitions
    3.      Synopsis.................................  Synopsis
    4.      Condensed Financial Information..........  Condensed Financial Information
    5.      General Description of Registrant,
              Depositor, and Portfolio Companies.....  MONY Life Insurance of America; MONY
                                                         America Variable Account A; The Fund
    6.      Deductions and Expenses..................  Charges and Deductions
    7.      General Description of Variable
              Annuity Contracts......................  Payment and Allocation of Premiums;
                                                         Other Provisions
    8.      Annuity Period...........................  Annuity Provisions
    9.      Death Benefit............................  Death Benefit; Annuity Provisions
   10.      Purchases and Contract Value.............  Payment and Allocation of Premiums
   11.      Redemptions..............................  Surrenders
   12.      Taxes Federal............................  Tax Status
   13.      Legal Proceedings........................  Legal Proceedings
   14.      Table of Contents of Statement of
              Additional Information.................  Table of Contents of Statement of
                                                         Additional Information
                                             PART B
   15.      Cover Page...............................  Cover Page
   16.      Table of Contents........................  Table of Contents
   17.      General Information and History..........  MONY Life Insurance Company of America
   18.      Services.................................  Not Applicable
   19.      Purchases of Securities Being Offered....  Not Applicable
   20.      Underwriters.............................  Prospectus -- MONY Life Insurance
                                                         Company of America
   21.      Calculation of Performance Data..........  Performance Data
   22.      Annuity Payments.........................  Not Applicable
   23.      Financial Statements.....................  Financial Statements
                                             PART C
          Information related to the following Items is set forth under the appropriate Item, so numbered, in
                                                          Part C to this Registration Statement.
   24.      Financial Statements and Exhibits
   25.      Directors and Officers of the Depositor
   26.      Persons Controlled by or Under Common
              Control with the Depositor or Registrant
   27.      Number of Contractowners
   28.      Indemnification
   29.      Principal Underwriters
   30.      Location of Accounts and Records
   31.      Management Services
   32.      Undertakings

                                   PROSPECTUS


                               DATED MAY 1, 1996


             INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                        MONY AMERICA VARIABLE ACCOUNT A
                     MONY LIFE INSURANCE COMPANY OF AMERICA

     The Individual Flexible Payment Variable Annuity Contracts (the "Contracts") described in this Prospectus provide for accumulation of cash value on a variable basis and payment of annuity benefits. The Contracts are designed for use by individuals in retirement plans that may or may not qualify for special federal income tax treatment. The types of pension plans that may purchase the Contracts are retirement plans which receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.
(See "Definitions -- Qualified Plans" at page   .)

     At the election of the Contractholder, purchase payments for the Contracts will be allocated to either (i) a segregated investment account of MONY Life Insurance Company of America (the "Company"), which account has been designated MONY America Variable Account A (the "Variable Account"), or (ii) the Guaranteed Interest Account, which is a part of the Company's General Account or to both as the Contractholder may determine. The Variable Account invests in shares of Quest for Value Accumulation Trust at their net asset value. (See "The Fund" at
page   .) Upon the issuance of the Contract, purchase payments for the Contracts will be allocated to the Money Market Subaccount of the Variable Account and will be held there pending expiration of the Free Look Period. After expiration of the Free Look Period, the Cash Value of the Contract will automatically be transferred to one or more of the Subaccounts of the Variable Account in accordance with the instructions of the Contractholder. (See "PAYMENT AND
ALLOCATION OF PREMIUMS" at page   .) Contractholders bear the complete
investment risk for all amounts allocated to the Variable Account. This Prospectus generally describes only the variable features of the Contract. (For a summary of the Guaranteed Interest Account, see "Guaranteed Interest Account"
at page   .) This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.


     A Statement of Additional Information dated May 1, 1996, incorporated herein by reference, and containing additional information about the Contracts, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from the Company without charge upon written
request to the address shown on the request form on page   of this Prospectus or
by telephoning 1-800-487-6669. The Table of Contents of the Statement of
Additional Information can be found on page   of this Prospectus.


     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
     COMMISSION, OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
        THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID
          ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT
            PROSPECTUS FOR QUEST FOR VALUE ACCUMULATION TRUST.
                            ------------------------

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        -----
Definitions...........................................................................      1
Synopsis..............................................................................      3
Condensed Financial Information.......................................................      8
The Company and the Variable Account..................................................      9
  MONY Life Insurance Company of America..............................................      9
  MONY America Variable Account A.....................................................      9
  The Fund............................................................................      9
Guaranteed Interest Account...........................................................     11
Payment and Allocation of Premiums....................................................     12
  Issuance of the Contract............................................................     12
  Free Look Privilege.................................................................     13
  Allocation of Premiums and Cash Value...............................................     13
  Termination of the Contract.........................................................     16
Surrenders............................................................................     16
Death Benefit.........................................................................     18
  Death Benefit Provided by the Contract..............................................     18
  Election and Effective Date of Election.............................................     18
  Payment of Death Benefit............................................................     18
Charges and Deductions................................................................     18
  Deductions from Payments............................................................     18
  Charges Against Cash Value..........................................................     19
  Mortality and Expense Risk Charge...................................................     21
  Taxes...............................................................................     21
  Investment Advisory Fee.............................................................     21
Annuity Provisions....................................................................     22
  Annuity Commencement Date...........................................................     22
  Election and Change of Settlement Option............................................     22
  Settlement Options..................................................................     22
  Frequency of Annuity Payments.......................................................     23
  Additional Provisions...............................................................     23
Other Provisions......................................................................     24
  Ownership...........................................................................     24
  Provision Required by Section 72(s) of the Code.....................................     24
  Provision Required by Section 401 (a)(9) of the Code................................     24
  Contingent Annuitant................................................................     25
  Assignment..........................................................................     26
  Change of Beneficiary...............................................................     26
  Substitution of Securities..........................................................     26
  Modification of the Contracts.......................................................     26
  Change in Operation of Variable Accounts............................................     26
Voting Rights.........................................................................     27
Distribution of the Contracts.........................................................     27

                                                                                        PAGE
                                                                                        -----
Federal Tax Status....................................................................     28
  Introduction........................................................................     28
  Tax Treatment of the Company........................................................     28
  Taxation of Annuities in General....................................................     28
  Annuity Contracts Governed by Section 403(b) of the Code............................     29
  Retirement Plans....................................................................     30
Performance Data......................................................................     30
Additional Information................................................................     31
Legal Proceedings.....................................................................     31
Financial Statements..................................................................     31
Table of Contents of Statement of Additional Information..............................     32
Calculation of Surrender Charge.......................................................    A-1

                                  DEFINITIONS

     ANNUITANT -- The person upon whose continuation of life any annuity payment depends.

     ANNUITY COMMENCEMENT DATE -- The date on which annuity payments are to commence.

     BENEFICIARY -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Contingent Annuitant.

     CASH VALUE -- The dollar value as of any Valuation Date of all amounts accumulated under the Contract.

     COMPANY -- MONY Life Insurance Company of America.

     CONTINGENT ANNUITANT -- The party designated by the Contractholder to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

     CONTRACT -- The Flexible Payment Variable Annuity Contract offered by the Company and described in this Prospectus.

     CONTRACT ANNIVERSARY -- An anniversary of the Contract Date of the
Contract.

     CONTRACTHOLDER -- The person so designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contractholder. A collateral assignee is not the Contractholder.

     CONTRACT DATE -- The date shown as the Contract Date in the Contract.

     CONTRACT YEAR -- Any period of twelve (12) months commencing with the Contract Date and each Contract Anniversary thereafter.

     FREE LOOK PERIOD -- A period which follows the application for the Contract and its issuance to the Contractholder. The period runs to the date which is 10 days (or longer in certain states) after the Contractholder receives the Contract. (The Free Look Period is referred to in the Contract as the "Right to Return Contract" period.) During the Free Look Period, the Contractholder may cancel the Contract and receive a refund.

     FUND -- Quest for Value Accumulation Trust, a Massachusetts business trust, formerly Quest Asset Building Trust, a Massachusetts business trust.

     GUARANTEED FREE SURRENDER AMOUNT --

     For Non-Qualified Contracts -- An amount, up to 10 percent of the Contract's Cash Value on the date the first partial surrender request is received during a Contract Year, that may be surrendered without the imposition of a Surrender Charge. For the purposes of the Guaranteed Free Surrender Amount only, Non-Qualified Contracts include Contracts issued for IRAs and SEP-IRAs.


     For Qualified Contracts -- An amount, up to the greater of $10,000 (but not more than the Contract's Cash Value) or 10 percent of the Contract's Cash Value on the date the first partial surrender request is received during a Contract Year, that may be surrendered without the imposition of a Surrender Charge. For the purposes of the Guaranteed Free Surrender Amount only, Qualified Contracts include Qualified Contracts issued on and after May 1, 1994 and exclude Contracts issued for IRAs and SEP-IRAs.


     GUARANTEED INTEREST ACCOUNT -- A part of the Company's general account, the Guaranteed Interest Account pays interest at a rate declared by the Company, which the Company guarantees will not be less than 4%. For Contracts issued on or after May 1, 1994 (on or after such later date as approval required in certain states is obtained), the rate declared by the Company is guaranteed to be not less than 3.5%.

     HOME OFFICE -- The Company's administrative office at 1740 Broadway, New York, N.Y. 10019. "Home Office" also includes the Company's Operations Center at 1 MONY Plaza, Syracuse, N.Y. 13202.

     NET PURCHASE PAYMENT -- An amount equal to a Purchase Payment, less any deduction for premium or similar taxes.

     NON-QUALIFIED CONTRACTS -- Contracts issued under Non-Qualified Plans.

     NON-QUALIFIED PLANS -- Retirement Plans that do not receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.

     OPERATIONS CENTER -- The administrative office of the Company located at 1 MONY Plaza, Syracuse, New York 13202.

     PORTFOLIO -- A separate investment portfolio of the Fund.

     PURCHASE PAYMENT (PAYMENT) -- An amount paid to the Company by the Contractholder or on the Contractholder's behalf as consideration for the benefits provided by the Contract.

     QUALIFIED CONTRACTS -- Contracts issued under Qualified Plans.

     QUALIFIED PLANS -- Retirement plans that receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.

     SUBACCOUNT -- A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

     SUCCESSOR CONTRACTHOLDER -- The living person who, at the death of the Contractholder, becomes the new Contractholder.

     SURRENDER CHARGE -- A contingent deferred sales charge that may be applied against amounts surrendered. (See "Charges Against Cash Value -- Surrender
Charge" at page      .)

     SURRENDER VALUE -- The Contract's Cash Value, less (1) any applicable Surrender Charge and (2) any applicable Annual Contract Charge.

     UNIT -- The measure by which the Contract's interest in each Subaccount is determined.

     VALUATION DATE -- Each day that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the value of the Units of the corresponding Subaccount.

     VARIABLE ACCOUNT -- A separate investment account of the Company, designated as MONY America Variable Account A, into which Net Purchase Payments will be allocated.

                                    SYNOPSIS

THE CONTRACTS

     The Individual Flexible Payment Variable Annuity Contracts (the "Contracts") described in this Prospectus provide for the accumulation of values on a variable basis or a guaranteed interest basis or a combination of both and the payment of annuity benefits. The Contracts are designed for use in connection with personal retirement plans, some of which (the "Qualified Plans") may qualify for federal income tax advantages available under Sections 401, 403, 408, and 457 of the Internal Revenue Code (the "Code").

     Effective January 1, 1989, the Contracts offered by this Prospectus have been withdrawn from sale in all states in connection with Qualified Plans which intend to qualify for federal income tax advantages available under Section 403(b) of the Code.

THE VARIABLE ACCOUNT

     Net Purchase Payments for the Contracts will be allocated at the Contractholder's option to Subaccounts, made available therefor in accordance with the terms of the Contracts, of a segregated investment account of MONY Life Insurance Company of America (the "Company"), which account has been designated MONY America Variable Account A (the "Variable Account") or to the Guaranteed Interest Account, which is a part of the Company's general account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including the Variable Account. The Subaccounts of the Variable Account invest in shares of the Quest for Value Accumulation Trust (the
"Fund") at their net asset value. (See "The Fund" at page   .) Contractholders
bear the entire investment risk for all amounts allocated to the Variable Account. Net Purchase Payments allocated to the Guaranteed Interest Account will be credited with interest at rates guaranteed by the Company for specified
periods. (See "Guaranteed Interest Account" at page   .)

PURCHASE PAYMENTS

     For Non-Qualified Plans and individual retirement accounts and annuities purchased by individuals under Section 408 of the Code (other than Simplified Employee Pensions), the minimum initial Purchase Payment for the Contract is $2,000, except that, on and after May 1, 1992, the minimum initial Purchase Payment for individuals is $600 if Purchase Payments are made through automatic checking account withdrawals. For H.R.10 plans, certain corporate or association retirement plans, Simplified Employee Pensions under Section 408 of the Code, and annuity purchase plans sponsored by certain tax-exempt organizations, governmental entities, or public school systems, the minimum initial Purchase Payment is $600. Additional Purchase Payments of at least $100 may be made at any time. Different limits apply where certain automatic payment plans are used.
(See "Issuance of the Contract" at page   .) The Company may change any of these
requirements in the future.

DEDUCTIONS FROM PURCHASE PAYMENTS

     Deductions may be made from Purchase Payments for premium or similar taxes. Currently, the Company makes no such deduction, but may do so with respect to future payments. The amount of the deduction will vary from state to state, but will generally range from 0 percent to 3.5 percent of Payments. Residents of the Commonwealth of Pennsylvania should be aware that a tax on Purchase Payments has been adopted; however, the Company currently is assuming responsibility for payment of this tax. In the event that the Company will begin to make deductions for such tax from Purchase Payments, it will give notice to each affected Contractholder.

FREE LOOK PRIVILEGE

     Within 10 days (or longer in certain states) of the day the Contract is delivered to the Contractholder, it may be returned to the Company or to the agent through whom it was purchased. When the Contract is received by the Company, it will be voided as if it had never been in force. Except for Contracts entered into in the Commonwealth of Pennsylvania, the amount to be refunded is equal to the greater of: (i) all Purchase Payments; and (ii) Cash Value of the Contract (as of the date the returned Contract is received at the Home Office or, if returned by mail, upon being postmarked, properly addressed, and postage prepaid) plus any deductions from Purchase Payments for taxes applicable to annuity considerations that may have been deducted, mortality and expense risk charges deducted in determining the Unit value of the Variable Account, and asset charges deducted in determining the share value of the Fund. For Contracts entered into in the Commonwealth of Pennsylvania, the amount to be refunded is described in clause (ii) of the immediately preceding sentence.

SURRENDER CHARGE

     A contingent deferred sales charge (called a "Surrender Charge") will be imposed upon requests for surrenders or commencement of annuity benefits where the amount requested exceeds the amount of Net Purchase Payments prior to the Contract Year when the surrender or commencement of annuity benefits is requested and during the seven preceding Contract Years.


     The Surrender Charge, which otherwise would have been deducted, will not be deducted to the extent necessary to permit the Contractholder to obtain, for Qualified Contracts (other than Contracts issued for IRA and SEP-IRA) an amount up to the greater of $10,000 (but not more than the Contract's Cash Value) or 10 percent of the Contract's Cash Value on the date the first partial surrender request is received during a Contract Year; and for Non-Qualified Contracts (and Contracts issued for IRA and SEP-IRA and Qualified Contracts issued before May 1, 1994), an amount up to 10% of the Cash Value of the Contract on the date the first partial surrender request is received during a Contract Year. The Company reserves the right to limit the number of partial surrenders under this provision to 12 during any Contract Year. In addition, the Contract details certain other circumstances under which a surrender charge will not be imposed. The Surrender Charge is intended to reimburse the Company for expenses incurred that are related to sales of the Contract. In no event will the aggregate Surrender Charge exceed 7 percent of the total Purchase Payments made in the Contract Year of the surrender and during the 7 preceding Contract Years. (See
"Charges Against Cash Value -- Surrender Charge" at page   .)


MORTALITY AND EXPENSE RISK CHARGE

     A Mortality and Expense Risk Charge is deducted daily from the net assets of the Variable Account for mortality and expense risks assumed by the Company. This daily charge is equal to a charge on an annual basis of 1.25 percent of the net assets of the Variable Account. (See "Mortality and Expense Risk Charge" at
page   .)

TRANSFER CHARGE

     Contract value may be transferred without charge as many as 4 times in any Contract Year. For any additional transfer during a Contract Year, a transfer charge is not currently imposed, but the Company has reserved the right to impose a charge for each transfer in excess of 4, which will not exceed $25 per transfer. If imposed, the transfer charge will be deducted from the Contract's
Cash Value. (See "Charges Against Cash Value -- Transfer Charge" at page   .)

ANNUAL CONTRACT CHARGE

     On each Contract Anniversary prior to the Annuity Commencement Date, on the Annuity Commencement Date, and on full surrender of the Contract, the Company deducts an Annual Contract Charge from the Cash Value, to reimburse the Company for administrative expenses relating to the maintenance of the Contract. The charge is currently $30, but the Company may in the future change the amount of the charge. The charge will never, however, exceed $50. (See "Charges Against
Cash Value -- Annual Contract Charge" at page   .)

DEATH BENEFIT

     In the event of death of the Annuitant (and the Contingent Annuitant, if one has been named) prior to the Annuity Commencement Date, the Company will pay a death benefit to the Beneficiary. If death of the Annuitant occurs after the Annuity Commencement Date, no death benefit will be payable except as may be
payable under the settlement option selected. (See "Death Benefit" at page   .)

TAX UPON SURRENDER

     Amounts withdrawn may be subject to income tax. In addition, a penalty tax may be payable pursuant to the Internal Revenue Code on withdrawal of amounts
accumulated under any annuity contract. (See "Federal Tax Status" at page   .)

THE SUBSTITUTION


     After September 16, 1994, purchase payments made by ValueMaster Contractholders allocated to the Subaccounts are used to purchase shares of corresponding portfolios of the Quest for Value Accumulation Trust, a Massachusetts business trust, which was established as the Quest Asset Builder Trust ("Quest for Value Accumulation Trust"). The present name was adopted on September 16, 1994. On September 16, 1994, the shares of the portfolio company previously purchased with ValueMaster Contractholder purchase payments (which is now named the Enterprise Accumulation Trust) were redeemed in kind and the assets received were used to purchase shares of the Quest for Value Accumulation
Trust (the "Substitution"). (See "The Fund" at page   and "The Substitution" at
page   of the accompanying prospectus for the Quest for Value Accumulation
Trust.) OpCap Advisors, the investment advisor to the Quest for Value Accumulation Trust, has agreed to continue to waive payment of that part or all of its investment management fee which would cause the expenses of any portfolio of the Quest for Value Accumulation Trust to exceed 1.00% of that portfolio's assets.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                        MONY AMERICA VARIABLE ACCOUNT A
               TABLE OF FEES FOR THE YEAR ENDED DECEMBER 31, 1995

CONTRACTOWNER TRANSACTION EXPENSES:
  Maximum Deferred Sales Load (Surrender Charge) (as a percentage of amount
     surrendered.).................................................................    7%*
ANNUAL CONTRACT CHARGE.............................................................  $30
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES:
  Mortality and Expense Risk Fees.................................................. 1.25%**

ANNUAL EXPENSES OF QUEST FOR VALUE ACCUMULATION TRUST:

                       QUEST FOR VALUE ACCUMULATION TRUST

              ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1995
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                   SMALL                               MONEY
                                                      EQUITY        CAP        BOND       MANAGED     MARKET
                                                     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                     ---------   ---------   ---------   ---------   ---------
Expenses...........................................     .12%        .14%        .50%        .06%        .60%
Management Fees....................................     .60%        .60%        .50%        .60%        .40%
                                                        ----        ----       -----        ----       -----
Total Quest for Value Accumulation
  Trust Annual Expenses............................     .72%        .74%       1.00%        .66%       1.00%
                                                        ====        ====       =====        ====       =====


---------------
 * The Surrender Charge percentage, which reduces to zero as shown in the table below, is determined by the number of Contract Anniversaries since a purchase payment was received.

                       SURRENDER CHARGE PERCENTAGE TABLE

      # OF CONTRACT           SURRENDER
   ANNIVERSARIES SINCE          CHARGE
PURCHASE PAYMENT RECEIVED     PERCENTAGE
-------------------------     ----------
                 0                 7%
                 1                 7
                 2                 6
                 3                 6
                 4                 5
                 5                 4
                 6                 3
                 7                 2
       8 (or more)                 0

     The Surrender Charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of surrender charge. See "Charges against Cash Value -- Guaranteed Free
Surrender Amount" at page   .

 ** The Mortality and Expense Risk charge is deducted at a daily rate equivalent to an annual rate of 1.25 percent from the value of the net assets of the Separate Account.


     The purpose of the table on page   is to assist the Contractholder in
understanding the various costs and expenses that the Contractholder will bear, directly or indirectly. The table reflects the expenses of the separate account as well as of Quest for Value Accumulation Trust. Information relating to Quest for Value

Accumulation Trust was provided by the Trust, which is responsible for its accuracy. The expenses borne by the Separate Account are explained under the
caption "CHARGES AND DEDUCTIONS" at page      of this Prospectus. The estimated
expenses borne by Quest for Value Accumulation Trust assume that the management fee waivers currently in effect will continue throughout the period shown and
are explained under the caption "Management of Fund" at page   of the
accompanying prospectus for Quest for Value Accumulation Trust. The table does not reflect income taxes or penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may become payable under state or local laws.


EXAMPLE

     If you surrender your Contract at the end of the time periods shown below, you would pay the following expenses (estimated as described in the footnotes to the Table of Fees) on a $1,000 investment, assuming a 5% annual return on assets:


                                                       AFTER       AFTER       AFTER       AFTER
                       SUBACCOUNT                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
    -------------------------------------------------  ------     -------     -------     --------
    Equity...........................................   $ 83       $ 117       $ 153        $235
    Small Cap........................................   $ 83       $ 117       $ 154        $237
    Managed..........................................   $ 83       $ 115       $ 150        $229
    Bond.............................................   $ 86       $ 125       $ 167        $264
    Money Market.....................................   $ 86       $ 125       $ 167        $264


     If you annuitize at the end of the time periods shown below, you would pay the following expenses on (estimated as described in the footnotes to the Table of Fees) a $1,000 investment, assuming 5% annual return on assets:


                                                       AFTER       AFTER       AFTER       AFTER
                       SUBACCOUNT                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
    -------------------------------------------------  ------     -------     -------     --------
    Equity...........................................   $ 83       $ 117       $ 109        $235
    Small Cap........................................   $ 83       $ 117       $ 110        $237
    Managed..........................................   $ 83       $ 115       $ 106        $229
    Bond.............................................   $ 86       $ 125       $ 123        $264
    Money Market.....................................   $ 86       $ 125       $ 123        $264


     If you do not surrender your Contract at the end of the time periods shown below, you would pay the following expenses (estimated as described in the footnotes to the Table of Fees) on a $1,000 investment, assuming 5% annual return on assets:


                                                       AFTER       AFTER       AFTER       AFTER
                       SUBACCOUNT                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
    -------------------------------------------------  ------     -------     -------     --------
    Equity...........................................   $ 21       $  63       $ 109        $235
    Small Cap........................................   $ 21       $  64       $ 110        $237
    Managed..........................................   $ 20       $  62       $ 106        $229
    Bond.............................................   $ 23       $  72       $ 123        $264
    Money Market.....................................   $ 23       $  72       $ 123        $264


     The examples above should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. All Variable Account expenses as well as portfolio company (Quest for Value Accumulation Trust) expenses, net of fee waivers, are reflected in the examples. Not reflected in the examples which assume surrender at the end of each time period are income taxes and penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws. The examples shown above reflect the operations of MONY America Variable Account A prior to the Substitution. (See "The Substitution" at page
and "The Fund" at page   of the accompanying prospectus for the Quest for Value
Accumulation Trust.)

                        CONDENSED FINANCIAL INFORMATION
                     MONY LIFE INSURANCE COMPANY OF AMERICA
                        MONY AMERICA VARIABLE ACCOUNT A
                            ACCUMULATION UNIT VALUES


                                                      UNIT VALUE                       UNITS OUTSTANDING
                                        ---------------------------------------   ---------------------------
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
              SUBACCOUNT                INCEPTION       1994           1995           1994           1995
--------------------------------------  ---------   ------------   ------------   ------------   ------------
Equity................................   $ 20.15       $19.59         $26.88          129,693        106,172
Small Cap.............................     21.73        21.51          24.49          197,050        136,744
Managed...............................     14.21        14.11          34.86          198,239      1,286,294
Bond..................................     25.45        24.23          16.06        1,449,807        129,078
Money Market..........................     12.47        12.58          13.05          234,062        271,019


---------------
* Variable Account A commenced operations on November 25, 1987. The Subaccounts shown above became available for allocation on September 16, 1994.

                      THE COMPANY AND THE VARIABLE ACCOUNT

MONY LIFE INSURANCE COMPANY OF AMERICA

     MONY Life Insurance Company of America (the "Company") is a stock life insurance company organized in the state of Arizona. The Company is currently licensed to sell life insurance and annuities in 49 states (not including New
York), the District of Columbia, the U. S. Virgin Islands, and Puerto Rico. The Company is the corporate successor of VICO Credit Life Insurance Company, incorporated in Arizona on March 6, 1969. The Company's financial statements may be found in the Statement of Additional Information.

     The Company is a wholly owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"), a mutual life insurance company organized under the laws of the state of New York in 1842. The principal offices of both MONY and the Company are at 1740 Broadway, New York, New York 10019. MONY Securities Corp., a wholly-owned subsidiary of MONY, is the principal underwriter for the Contracts described in this Prospectus. The Company may purchase certain administrative services from MONY under a services agreement, to enable the Company to administer the Contracts.

MONY AMERICA VARIABLE ACCOUNT A

     The Company established MONY America Variable Account A (the "Variable Account") on March 27, 1987, under Arizona law as a separate investment account. The Variable Account holds assets that are segregated from all of the Company's other assets and at present is used only to support individual flexible payment variable annuity contracts.

     The Company is the legal holder of the assets in the Variable Account and will at all times maintain assets in the Variable Account with a total market value at least equal to the contract liabilities for the Variable Account. The obligations under the Contracts are obligations of the Company. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account, are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains, or losses of the Company. The assets in the Variable Account may not be charged with liabilities which arise from any other business the Company conducts. The Variable Account's assets may include accumulations of the charges the Company makes against Contracts participating in the Variable Account. From time to time, any such additional assets may be transferred in cash to the Company's General Account.

     The Variable Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Account. For state law purposes, the Variable Account is treated as a part or division of the Company. There are currently 11 Subaccounts within the Variable Account, however, not all Subaccounts are available to the Contractholder.

THE FUND

     The Quest for Value Accumulation Trust was established as the Quest Asset Builder Trust, and the present name was adopted on September 16, 1994. The Quest for Value Accumulation Trust was established for the purpose of offering its shares to MONY America for allocation to Subaccounts of MONY America Variable Account A in accordance with instructions received from ValueMaster Contractholders concerning the allocation of their purchase payments and to the separate accounts of other insurance companies for allocation in accordance with the instructions of their variable annuity and variable life insurance
contractholders. (See "The Substitution" at page   of the accompanying
prospectus for The Quest for Value Accumulation Trust.)

     At the close of business on September 16, 1994, the shares of the portfolio company previously purchased with ValueMaster Contractholder purchase payments (which is now named Enterprise Accumulation Trust) were redeemed through an in-kind redemption, and the securities and cash received was used to purchase shares of the Quest for Value Accumulation Trust. The Enterprise Accumulation Trust was established on March 1, 1988 as the Quest for Value Accumulation Trust, and its name was changed to Enterprise Accumulation Trust on September 16, 1994. Under its former name, its shares were offered to MONY America for purchase with ValueMaster Contractholder purchase payments allocated to MONY America Variable Account A until the close of business on September 16, 1994.

     After September 16, 1994, each Subaccount of the Variable Account will invest only in the shares of a corresponding Portfolio of the Quest for Value Accumulation Trust (the "Fund"). The Fund is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund. Shares of the Fund are also sold to MONY Variable Account A, a separate account of MONY that was established to fund contracts similar to the Contracts described in this Prospectus. Shares of the Fund may in the future be sold to other separate accounts, and the Fund may in the future create new Portfolios. In addition, the Company may make available additional Subaccounts with differing or similar investment objectives. The Fund may withdraw from sale any or all of the respective Portfolios in accordance with applicable law.

     The Board of Trustees of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity contractholders and variable life insurance contractholders and shall report any such conflict to the boards of the Company and MONY. The Board of Directors of the Company and the Board of Trustees of MONY have agreed to be responsible for reporting any potential or existing conflicts to the Trustees of the Fund and, at its own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

     The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for the Company to collect charges under the Contracts, to pay Surrender Value upon full surrenders of the Contracts, to fund partial surrenders, to provide benefits under the Contracts, and to transfer assets from one Subaccount to another or between one or more Subaccounts of the Variable Account and the Guaranteed Interest Account as requested by Contractholders. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.


     The Quest for Value Accumulation Trust receives investment advice with respect to each of its Portfolios from OpCap Advisors. OpCap Advisors, formerly known as Quest for Value Advisors, is a subsidiary of Oppenheimer Capital, which is a subsidiary of Oppenheimer Financial Corp. The change of name to OpCap Advisors was occasioned by the sale of certain of the operations of Quest for Value Advisors to Oppenheimer Management Corporation in November 1995. No change in the personnel responsible for the day-to-day management of the Portfolios will occur as a result of the change.


     The investment objectives of the Portfolios currently available to Contractholders through corresponding Subaccounts of the Variable Account are set forth in the accompanying prospectus for the Fund and are described briefly below. There is no assurance that these objectives will be met.

     The investment objectives of each Portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio affected (which, for the Fund, means the lesser of (1) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (2) more than 50 percent of the outstanding Portfolio shares).

     Each Contractholder should periodically consider the allocation among the Subaccounts and the Guaranteed Interest Account in light of current market conditions and the investment risks attendant to investing in each of the Fund's various Portfolios. A full description of the Fund, its investment objectives, policies and restrictions, its expenses, the risks attendant to investing in the Fund's Portfolios, and other aspects of its operation is contained in the accompanying prospectus for the Fund, which should be read together with this Prospectus.

     The investment objectives of each of the Portfolios of the Fund are as follows:

     Equity Portfolio: Long term capital appreciation through investment in a diversified portfolio of primarily equity securities selected on the basis of a value-oriented approach to investing.

     Small Cap Portfolio: Capital appreciation through investment in a diversified portfolio of primarily equity securities of companies with market capitalizations of under $1 billion.

     Managed Portfolio: Growth of capital over time through investment in a portfolio consisting of common stocks, bonds, and cash equivalents, the percentages of which will vary over time based on the investment manager's assessments of relative investment values.

     Bond Portfolio: High returns and protection of capital through investment in a diversified portfolio of bonds and other fixed-income obligations.

     Money Market Portfolio: Maximum current income consistent with stability of principal by investing in a portfolio of high quality money market instruments.

GUARANTEED INTEREST ACCOUNT

     The Guaranteed Interest Account is a part of the Company's General Account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including the Variable Account.

     Crediting of Interest. Net Purchase Payments allocated by a Contractholder to the Guaranteed Interest Account will be credited with interest at the rate declared by the Company which the Company guarantees will not be less than 4% (0.010746%, compounded daily). For Contracts issued on or after May 1, 1994 (or on or after such later date as approval required in certain states is obtained), the rate declared by the Company will not be less than 3.5% (0.009426% compounded daily). Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from the Variable Account completed within the period during which it is effective. Initial Net Purchase Payments allocated to the Guaranteed Interest Account will be credited with interest at the rate in effect for the date on which the Contract is issued (and the funds transferred into the Money Market Subaccount) from and after the date on which the Free Look Privilege expires on all funds transferred from the Money Market Subaccount to the Guaranteed Interest Account. Amounts withdrawn from the Guaranteed Interest Account as a result of a transfer, partial surrender, or any charge imposed in accordance with the Contract, will be deemed to be withdrawals of amounts (and any interest credited thereon) most recently credited to the Guaranteed Interest Account.

     Prior to the expiration of the period for which a particular interest rate was guaranteed, the Company will declare a renewal interest rate to be effective for such succeeding period as the Company shall determine.

     Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the general account of the Company are not registered under the Securities Act of 1933 or the Investment Company Act of 1940. Accordingly, neither the general account of the Company nor the Guaranteed Interest Account are generally subject to the provisions of these Acts; however, disclosures regarding the Guaranteed Interest Account and the general account of the Company may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the Guaranteed Interest Account and the general account of the Company.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF THE CONTRACT

     Individuals wishing to purchase a Contract must complete an application and personally deliver it to a licensed agent of the Company who is also a registered representative of MONY Securities Corp. ("MSC"), a wholly-owned subsidiary of the Company, which is the principal underwriter for the Contracts, or a registered broker-dealer which has been authorized by MSC to sell the Contract. Except where certain automatic payment plans (i.e., government allotment, payroll deduction, or automatic checking account withdrawal plans) are used, the minimum initial Purchase Payment for the Contract is currently $2,000 for Non-Qualified Plans, $2,000 for individual retirement accounts and annuities purchased by individuals under Section 408 of the Code (other than Simplified Employee Pensions), and $600 for H.R.10 plans (self-employed individuals' retirement plans under Section 401 or 403(c) of the Code), Simplified Employee Pensions under Section 408 of the Code, and annuity purchase plans sponsored by certain tax-exempt organizations, governmental entities, or public school systems under Section 403(b) of the Code ("Tax Sheltered Annuities") and deferred compensation plans under Section 457 of the Code. These minimum initial Payments must be paid with the application for the Contract. Additional Payments may be made at any time in the minimum amount of $100. For certain automatic payment plans, however, the minimum additional payment is $50.

     Effective January 1, 1989, the Contracts offered by this Prospectus have been withdrawn from sale in all states in connection with Qualified Plans which intend to qualify for federal income tax advantages available under Section 403(b) of the Code.

     Different rules apply for government allotment, payroll deduction, and automatic checking account withdrawal plans. For payroll deduction and automatic checking account withdrawal plans, Purchase Payments must be made at an annualized rate of $600 (i.e., $600 per year, $300 semiannually, $150 for each quarter year, or $50 per month). For government allotment plans, the minimum Purchase Payment is $50 per month.

     The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments.

     In addition, the prior approval of the Company is required before it will accept a Purchase Payment where, with that Payment, cumulative Purchase Payments made under any one or more Contracts held by the Contractholder, less the amount of any prior partial surrenders and their Surrender Charges, exceed $1,500,000. The prior approval of the Company is also required before it will accept that part of a payment (or transfer) which would cause amounts credited to the Guaranteed Interest Account to exceed $250,000 on the date of payment (or transfer).

     The Company reserves the right to reject an application for any reason permitted by law.

     Net Purchase Payments received before the Contract Date will be held in the Company's General Account and will be credited with interest at not less than
3.5 percent per annum if the Contract is issued by the Company and accepted by the Contractholder. No interest will be paid if the Contract is not issued or if it is declined by the Contractholder. If the application is approved and the Contract is subsequently issued and accepted by the Contractholder, then on the Contract Date, amounts allocable to the Contract held in the Company's General Account will be transferred to the Money Market Subaccount of the Variable Account. These amounts will be held in that Subaccount pending expiration of the Free Look Period. (See "Free Look Privilege" below.) For purposes of crediting interest on amounts held in the General Account, Purchase Payments will be treated as received on the day of actual receipt at the Company's Operations Center. If an application is not complete when received by the Company at its Operations Center, and if it is not made complete within 5 days, the prospective purchaser will be informed of the reasons for the delay and the initial Purchase Payment will be returned in full (and the application will be declined), unless the prospective purchaser consents to the Company's retaining the Purchase Payment until the application is made complete.

FREE LOOK PRIVILEGE

     Within 10 days, or longer in certain states, of the day the Contract is delivered to the Contractholder (the "Free Look Period"), it may be returned to the Company or to the agent through whom it was purchased. When the Contract is received by the Company, it will be voided as if it had never been in force. Except for Contracts entered into in the Commonwealth of Pennsylvania, the amount to be refunded is equal to the greater of: (i) all Purchase Payments; and
(ii) Cash Value of the Contract (as of the date the returned Contract is received at the Home Office or, if returned by mail, upon being postmarked, properly addressed, and postage prepaid) plus any deductions from Purchase Payments for taxes applicable to annuity considerations that may have been deducted, mortality and expense risk charges deducted in determining the Unit value of the Variable Account, and asset charges deducted in determining the share value of the Funds. For Contracts entered into in the Commonwealth of Pennsylvania, the amount to be refunded is described in clause (ii) of the immediately preceding sentence.

ALLOCATION OF PREMIUMS AND CASH VALUE

     Allocation of Premiums. The Contractholder may allocate on the application Net Purchase Payments to the Subaccount(s) of the Variable Account or to the Guaranteed Interest Account. Any Net Purchase Payments received before the end of the Free Look Period (and any interest thereon) will initially be allocated to the Money Market Subaccount of the Variable Account on the later of (i) the Contract Date and (ii) the date the Payment is received at the Company's Operations Center. Net Purchase Payments will continue to be allocated to that Subaccount until the Free Look Period expires and, if the allocation on the application is incomplete or incorrect, a complete and correct allocation notification is received by the Company. (See "Free Look Privilege" above.) After the Free Look Period has expired and, if applicable, the correct and complete allocation notification has been received, the Contract's Cash Value held in the Money Market Subaccount will automatically be transferred to the Subaccount(s) of the Variable Account or to the Guaranteed Interest Account in accordance with the Contractholder's percentage allocation.

     After the Free Look Period, Net Purchase Payments under a nonautomatic payment plan will be allocated in accordance with the Contractholder's most recent instructions on record with the Company, unless the Contractholder at the time a Purchase Payment is made specifies the amount (not less than $10.00 per Subaccount) or the percentage (not less than 10 percent of the Payment) of the Net Purchase Payment to be allocated among the Subaccount(s). If the specific allocation is incorrect or incomplete, then that Net Purchase Payment will be made in accordance with the most recent correct payment allocation on record. For automatic payment plans, Net Purchase Payments will be allocated in accordance with the Contractholder's most recent instructions on record.

     The Contractholder may change the allocation formula specified in the initial allocation notification, or as changed in any subsequent notification, for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone, subject to the rules of the Company and its right to terminate telephone allocation. Any such change, whether made in writing or by telephone, will be effective not later than 7 days after notification is received. The Company has adopted rules relating to changes of allocations by telephone, which, among other things, outlines procedures to be followed which are designed, and which the Company believes are reasonable, to prevent unauthorized instructions. If these procedures are followed, the Company shall not be liable for, and the Contractholder will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions in the event that such instructions prove to be fraudulent. A copy of the rules and the Company's form for electing telephone allocation privileges is available from licensed agents of the Company who are also registered representatives of MSC or a broker-dealer authorized by MSC to offer the Contracts, or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Syracuse Operations Center before telephone allocation instructions will be accepted.

     The minimum percentage of each Net Purchase Payment that may be allocated to any Subaccount of the Variable Account or to the Guaranteed Interest Account is 10 percent; all percentages must be expressed in

Whole Numbers and must total 100 percent. The minimum amount of each Net Purchase Payment that may be allocated to any Subaccount or to the Guaranteed Interest Account is $10.00.

     Upon receipt of a Purchase Payment, the Net Purchase Payments allocated to Subaccounts of the Variable Account will be credited to the designated Subaccount(s) in the form of Units. The number of Units to be credited to a Subaccount is determined by dividing the dollar amount allocated to the particular Subaccount by the Unit value for the particular Subaccount for the Valuation Date on which the Purchase Payment is received.

     The Unit value for each Subaccount was established at $10 for the first Valuation Date. The Unit value for a Subaccount for any subsequent Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

          (a) is the per share net asset value on the Valuation Date of the Fund Portfolio in which the Subaccount invests times the number of such shares held in the Subaccount before the purchase or redemption of any shares on that Date.

          (b) is the mortality and expense risk charge accrued as of that Valuation Date. The daily mortality and expense risk charge is a percentage of the Subaccount's net asset value on the previous Valuation Date. (If the previous day was not a Valuation Date, then the daily mortality and expense risk charge is the applicable percentage times the number of days since the last Valuation Date times the Subaccount's net asset value on the last Valuation Date.)

          (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

     The Unit value for these Subaccounts may increase, decrease, or remain constant from Valuation Date to Valuation Date, depending upon the investment performance of the Portfolio of the Fund in which the Subaccount is invested and any expenses and charges deducted from the Variable Account. The Contractholder bears the entire investment risk. Contractholders should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.

     Net Purchase Payments to be allocated to the Guaranteed Interest Account will be credited to that account on the date of receipt at the Operations Center, if that date is a Valuation Date, and, if not, on the next Valuation Date. Interest will be credited daily. In the event that allocation of a Net Purchase Payment would cause the amounts credited to the Guaranteed Interest Account to exceed the $250,000 limit imposed by the Company, that part of a Net Purchase Payment allocated to the Guaranteed Interest Account which equals the difference between $250,000 and the amount credited to the Guaranteed Interest Account on the date the allocation is to be made will be accepted (and credited to the Guaranteed Interest Account) but the remainder of such allocation will be returned to the Contractholder.

     Cash Value. The Contract's Cash Value will reflect the investment performance of the selected Subaccount(s) of the Variable Account, amounts credited to the Guaranteed Interest Account, any Net Purchase Payments, any partial surrenders, and all charges imposed in connection with the Contract. There is no guaranteed minimum Cash Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account, and because a Contract's Cash Value at any future date will be dependent on a number of variables, it cannot be predetermined.

     Determination of Cash Value. The Cash Value of the Contract is determined on each Valuation Date. The Cash Value will be calculated first on the Contract Date and thereafter on each Valuation Date. On the Contract Date, the Contract's Cash Value will be the Net Purchase Payments received plus any interest credited on those Payments. During the period when Net Purchase Payments are held in the General Account, interest will be credited to the Contract. (See "Issuance of
the Contract" at page   .) After
allocation of the amounts in the General Account to the Variable Account or to the Guaranteed Interest Account, on each Valuation Date, the Contract's Cash Value will be:

          (1) the aggregate of the Cash Values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's Unit value on that date by the number of Subaccount Units allocated to the Contract; plus

          (2) any amount credited to the Guaranteed Interest Account (which shall be the aggregate of all Net Purchase Payments, plus interest credited, if any, plus or minus amounts transferred, if any, less partial surrenders, if any, less any charges and deductions imposed in accordance with the Contract terms detailed in the Prospectus), plus

          (3) any Net Purchase Payment received on that Valuation Date; less

          (4) any partial surrender amount and its Surrender Charge made on that Valuation Date; less

          (5) any Annual Contract Charge deductible on that Valuation Date.

     In computing the Contract's Cash Value, the number of Subaccount Units allocated to the Contract is determined after any transfers among Subaccounts (and deduction of transfer charges) or between one or more of the Subaccounts and the Guaranteed Interest Account, but before any other Contract transactions, such as receipt of Net Purchase Payments and partial surrenders, on the Valuation Date. If the Contract's Cash Value is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

     Transfers. After the Free Look Period has expired, the value attributable to the Contract may be transferred among the Subaccounts of the Variable Account. There is no minimum amount that need be transferred. The Company will effectuate transfers and determine all values in connection with transfers among the Subaccounts on the date on which the transfer request is received at the Operations Center, if that date is a Valuation Date and, if not, on the next Valuation Date. Different provisions apply to transfers involving the Guaranteed Interest Account. (See "Allocation of Premiums and Cash Value -- Transfers Involving the Guaranteed Interest Account" below.) Transfers may be made by sending a written request to the Operations Center or by telephone, subject to the rules of the Company and its right to terminate telephone transfers. If a written transfer request is incomplete or incorrect, no transfer will be made and the request will be returned to the Contractholder. Telephone transfer instructions will only be accepted if complete and correct. The Company has adopted Guidelines relating to telephone transfers which, among other things, outlines procedures to be followed which are designed, and which the Company believes are reasonable, to prevent unauthorized transfers. If these procedures are followed, the Company shall not be liable for, and the Contractholder will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions in the event that such instructions prove to be fraudulent. A copy of the Guidelines and the Company's form for electing telephone transfer privileges is available from licensed agents of the Company who are also registered representatives of MSC or a broker-dealer authorized by MSC to offer the Contracts, or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Syracuse Operations Center before telephone transfers will be accepted.

     A transfer charge will not be imposed on the first 4 transfers made during any Contract Year. (See "Charges Against Cash Value -- Transfer Charge" at page
  .) For any additional transfers during a Contract Year, a transfer charge is not currently imposed, but the Company has reserved the right to impose a charge for each transfer in excess of 4, which will not exceed $25 per transfer. If imposed, the transfer charge will be deducted from the Subaccount(s) or the Guaranteed Interest Account from which the amounts are transferred. This charge is in addition to the amount transferred. If, however, there is insufficient Cash Value in a Subaccount or in the Guaranteed Interest Account to provide for its proportionate share of the charge, then the entire charge will be allocated in the same manner as the Annual Contract Charge. (See "Charges Against Cash
Value -- Annual Contract Charge" at page   .) All transfers included in a single
request are treated as one transfer transaction. A transfer resulting from the first reallocation of Cash Value at the expiration of the Free Look Period will not be subject to a transfer charge, nor will it be counted against the

4 transfers allowed in each Contract Year without charge. Under present law, transfers are not taxable transactions.

     Transfers Involving the Guaranteed Interest Account. Transfers to or from the Guaranteed Interest Account are subject to the following limitations. The prior approval of the Company is required before it will accept that part of a transfer which would cause amounts credited to the Guaranteed Interest Account to exceed $250,000. The portion of any transfer which cannot be made because of such limitation will be allocated back to the Subaccounts designated in that transfer as the Subaccounts from which amounts were to be transferred in the proportion that the amount requested by the Contractholder to be transferred from each Subaccount bears to the total amount transferred. Transfers from amounts credited to the Guaranteed Interest Account to one or more Subaccounts may be made once during each Contract Year, and the amount which may be transferred is limited to the greater of (i) 25% of the amounts credited to the Guaranteed Interest Account of the Contractholder on the date the transfer would take effect or (ii) $5,000. Transfer of amounts from the Guaranteed Interest Account to one or more Subaccounts will be effective only on an anniversary of the Contract Date or on a Valuation Date not more than 30 days thereafter. Requests received not more than 10 days before the anniversary of the Contract Date will be executed on the anniversary of the Contract Date. Requests received within 30 days after the anniversary of the Contract date will be executed on the Valuation Date which coincides with or next follows the date the request is received. Requests received more than 10 days before or 30 days after the anniversary of the Contract Date will be returned to the Contractholder.

TERMINATION OF THE CONTRACT

     The Contract will remain in force until the earlier of (1) the date the Contract is surrendered in full, (2) the Annuity Commencement Date, (3) the Contract Anniversary on which, after deduction for any Annual Contract Charge then due, no Cash Value remains in the Contract, and (4) the date the Death Benefit is payable under the Contract.

                                   SURRENDERS

     At any time on or before the Annuity Commencement Date and and during the lifetime of the Annuitant, the Contractholder may elect to make a surrender of all or part of the Contract's value. Any such election shall specify the amount of the surrender and will be effective on the date a proper request is received by the Company at its Operations Center.

     The amount of the surrender may be equal to the Contract's Surrender Value, which is its Cash Value less (1) any applicable Surrender Charge and (2) (for a full surrender) any Annual Contract Charge. The Surrender may also be for a lesser amount (a "partial surrender") of at least $100. If a partial surrender is requested, and that surrender would leave a Cash Value of less than $1,000, then that partial surrender will be treated and processed as a full surrender, and the entire Surrender Value will be paid to the Contractholder. For a partial surrender, any Surrender Charge will be in addition to the amount requested by the Contractholder.

     A surrender will result in the cancellation of Units and the withdrawal of amounts credited to the Guaranteed Interest Account, in accordance with the directions of the Contractholder, with an aggregate value equal to the dollar amount of the surrender plus, if applicable, the Annual Contract Charge and any Surrender Charge. For a partial surrender, the Company will cancel Units of the particular Subaccounts and withdraw amounts from the Guaranteed Interest Account in accordance with the allocation specified by the Contractholder in written notice to the Company at its Operations Center at the time the request for the partial surrender is received; provided, however, that allocations by a Contractholder against the Guaranteed Interest Account will be limited (the "GIA Allocation Limitation") to that amount which bears the same proportion to the total amount being surrendered as the amount credited to the Guaranteed Interest Account of the Contractholder bears to the total of (i) all amounts credited to the Guaranteed Interest Account of the Contractholder and (ii) the aggregate value of Units held in all Subaccounts of the Contractholder, unless there is no Cash Value in any Subaccount at the time the transfer request is received. Allocations may be by either amount or percentage. Allocations by amount require that at least $25 be allocated against the

Guaranteed Interest Account or any Subaccount designated by the Contractholder. Allocations by percentage must be in whole percentages (totalling 100 percent), and at least 10 percent of the partial surrender must be allocated to any Subaccount designated by the Contractholder. If there is insufficient Cash Value in the Contractholder's Guaranteed Interest Account or a Subaccount to provide for the requested allocation against it, or if the GIA Allocation Limitation is exceeded, or the request is incorrect, the request will not be accepted. If an allocation is not requested, then the entire amount of the partial surrender will be allocated against the Guaranteed Interest Account and each Subaccount in the same proportion that the Contract's Cash Value held in the Guaranteed Interest Account and each Subaccount bears to the Contract's Cash Value.

     Any Surrender Charge will be allocated against the Guaranteed Interest Account and each Subaccount in the same proportion that the amount of a partial surrender allocated against the Guaranteed Interest Account and each Subaccount bears to the total amount of the partial surrender. In the event that an allocation of the partial surrender is not made, or there is insufficient cash value in the Guaranteed Interest Account or any Subaccount to provide for its proportionate share of the Surrender Charge, then the entire Surrender Charge will be allocated against the Guaranteed Interest Account and each Subaccount in the same proportion that the Cash Value held in the Guaranteed Interest Account and each Subaccount (after allocation of the partial surrender amount) bears to the Contract's Cash Value.

     Any cash surrender amount will be paid within seven (7) days from the date the election becomes effective, except as the Company may be permitted to postpone such payment in accordance with the Investment Company Act of 1940. Postponement is currently permissible only (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or (b) during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, (2) for any period during which an emergency exists as a result of which (a) disposal of securities held by the Fund is not reasonably practicable, or (b) it is not reasonably practicable to determine the value of the net assets of the Fund, or
(3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of Contractholders. Any cash surrender involving payment from amounts credited to the Guaranteed Interest Account may, to the extent amounts are paid from the Guaranteed Interest Account, be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender or proof of death is received by the Company. The Contractholder may elect to have the amount of a surrender settled under one of the Settlement
Options of the Contract. (See "Annuity Provisions" at page   .)

     Since the Contracts offered by this Prospectus may be issued in connection with retirement plans that meet the requirements of certain sections of the Internal Revenue Code, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on cash surrenders.

     Surrenders of certain Qualified Contracts are restricted not only by the terms of the particular plan pursuant to which such Qualified Contract is issued. Without such restrictions on surrender, the Contracts would be subject to treatment under the Internal Revenue Code as annuity contracts rather than
contracts governed by Section 403(b). (See "Federal Tax Status" at page   .)

     The tax consequences of a cash surrender should be carefully considered
(see "Federal Tax Status" at page   .)

                                 DEATH BENEFIT

DEATH BENEFIT PROVIDED BY THE CONTRACT

     In the event of the death of the Annuitant (and the Contingent Annuitant, if one has been named) (see "Contingent Annuitant" at page 25) prior to the Annuity Commencement Date, the Company will pay a Death Benefit to the Beneficiary. The amount of the Death Benefit will be the greater of (a) the Cash Value on the date of the Annuitant's death, and (b) the Purchase Payment paid, less any partial surrenders and their Surrender Charges. If the death of the Annuitant occurs on or after the Annuity Commencement Date, no Death Benefit will be payable except as may be provided under the Settlement Option elected.

ELECTION AND EFFECTIVE DATE OF ELECTION

     During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Contractholder may elect to have the Death Benefit of the Contract applied under one or more Settlement Options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. (See "Settlement Options"
at page   .) If no election of a Settlement Option for the Death Benefit is in effect on the date when proceeds become payable, the Beneficiary may elect (a) to receive the Death Benefit in the form of a cash payment; or (b) to have Death Benefit applied under one of the Settlement Options. (See "Settlement Options"
at page   .) If an election by the payee is not received by the Company within thirty (30) days following the date proceeds become payable, the payee will be deemed to have elected a cash payment. Either election described above may be made by filing with the Company a written election in such form as the Company may require. Any proper election of a method of settlement of the Death Benefit by the Contractholder will become effective on the date it is signed, but any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operations Center.

     Reference should be made to the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the Death Benefit.

PAYMENT OF DEATH BENEFIT

     If the Death Benefit is to be paid in cash to the Beneficiary, payment will be made within seven (7) days of the date the election becomes effective or is deemed to become effective and due proof of death is received, except as the Company may be permitted to postpone such payment in accordance with the Investment Company Act of 1940. If the Death Benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company. Interest at a rate determined by the Company will be paid on any Death Benefit paid in one sum, from the date of the Annuitant's (or Contingent Annuitant's, if applicable) death to the date of payment. The interest rate will not be less than 2 3/4 percent annually.

                             CHARGES AND DEDUCTIONS

     Charges may be assessed under the Contracts as follows:

DEDUCTIONS FROM PAYMENTS

     A deduction may be made from each Purchase Payment for premium or similar taxes prior to allocation of any Net Purchase Payment among the Subaccounts of the Variable Account. Currently, the Company does not make such a deduction, but may do so in the future. The Company will provide the Contractholder with written notice of its intention to make deductions for premium or other taxes. Any such deduction will apply only to Purchase Payments made after notice has been sent by the Company. The amount of the deduction will vary from locality to locality, but will generally range from 0 percent to 3.5 percent of Purchase Payments. Residents of the Commonwealth of Pennsylvania should be aware that a tax on Purchase Payments has been adopted; however, the Company currently is assuming responsibility for payment of this tax. In the event that the Company will begin to make deductions for such tax from future Purchase Payments, it will give notice to each affected Contractholder.

CHARGES AGAINST CASH VALUE

     Surrender Charge. The Contract imposes a contingent deferred sales charge, called a "Surrender Charge," on full and partial surrenders and on the Annuity Commencement Date. The Surrender Charge, which will never exceed 7 percent of total Purchase Payments, is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference using funds from its General Account, which may contain funds deducted from the Variable Account to cover mortality and expense risks borne by the Company. (See
"Mortality and Expense Risk Charge" at page   .)

     If all or a portion of the Contract's Surrender Value (see "Surrenders" at
page   ) is surrendered or if the Surrender Value is received at maturity on the
Annuity Commencement Date, a Surrender Charge will be calculated at the time of surrender and will be deducted from the Cash Value. A Surrender Charge will not be imposed against Cash Value surrendered in a Contract Year up to an amount equal to Net Purchase Payments made by the Contractholder prior to the Contract Year of the surrender and the preceding 7 Contract Years. In addition, the Surrender Charge, which otherwise would have been deducted, will not be deducted to the extent necessary to permit the Contractholder to obtain an amount equal to the Guaranteed Free Surrender Amount ("Guaranteed Free Surrender Amount").
(See "Guaranteed Free Surrender Amount" at page   .) No Surrender Charge will be
imposed if the surrender is a full surrender and the following conditions are met: (i) the Annuitant is age 59 1/2 or older on the date of the full surrender;
(ii) the Contract has been in force for at least 10 Contract Years; and (iii) one or more Purchase Payments were remitted during each of at least 7 of the 10 Contract Years immediately preceding the date of surrender. Except in certain states, no Surrender Charge will be imposed if the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A. (See "Settlement Options" at page
  .) In no event will the aggregate Surrender Charge exceed 7 percent of the total Purchase Payments made in the Year of the surrender and during the 7 preceding Contract Years.

     For a partial surrender, the Surrender Charge will be deducted from any remaining Contract Value, if sufficient; otherwise, it will be deducted from the amount surrendered. Any Surrender Charge will be allocated against the Guaranteed Interest Account and each Subaccount of the Variable Account in the same proportion that the amount of the partial surrender allocated against the Guaranteed Interest Account and each Subaccount bears to the total amount of the partial surrender. But, if there is insufficient cash value in the Guaranteed Interest Account or any Subaccount to provide for its proportionate share of the charge, then the entire charge will be allocated against the Guaranteed Interest Account and each Subaccount in the same proportion that the Cash Value held in the Guaranteed Interest Account and each Subaccount bears to the Cash Value in the Guaranteed Interest Account and all Subaccounts.

     No Surrender Charge will be deducted from Death Benefits. (See "Death
Benefit" at page   .)

     For purposes of determining the Surrender Charge, surrenders will be attributed to payments on a first-in, first-out basis. Contractholders should note that this is different from the allocation method that is used for
determining tax obligations. (See "Federal Tax Status" at page   .)

     Amount of Surrender Charge. The amount of the Surrender Charge is determined as follows:

     Step 1. Allocate Purchase Payments on a first-in, first-out basis to the amount surrendered (any Purchase Payments previously allocated to calculate a surrender charge are unavailable for allocation to calculate any future surrender charges); and

     Step 2. Multiply each such allocated Purchase Payment by the appropriate surrender charge percentage determined on the basis of the table below:

                            SURRENDER CHARGE PERCENTAGE TABLE

      # OF CONTRACT           SURRENDER
   ANNIVERSARIES SINCE          CHARGE
PURCHASE PAYMENT RECEIVED     PERCENTAGE
-------------------------     ----------
                 0                 7%
                 1                 7
                 2                 6
                 3                 6
                 4                 5
                 5                 4
                 6                 3
                 7                 2
       8 (or more)                 0

     Step 3. Add the products of each multiplication in Step 2 above.


     Guaranteed Free Surrender Amount. The Surrender Charge may be reduced by using the Guaranteed Free Surrender Amount provided for in the Contract. For Non-Qualified Contracts (and Contracts issued for IRA and SEP-IRA) in certain states which have granted approval, the Guaranteed Free Surrender Amount provides that an amount up to 10% of the Contract's Cash Value (on the date the first partial surrender request is received) may be surrendered without application of a surrender charge. For Qualified Contracts issued on or after May 1, 1994 (other than Contracts issued for IRA and SEP-IRA) in certain states which have granted approval, the Guaranteed Free Surrender Amount provides that the greater of $10,000 (but not more than the Contract's Cash Value) or 10% of the Contract's Cash Value (on the date the first partial surrender request is received during a Contract Year) may be surrendered without application of surrender charge. (See a registered representative of MSC or of a broker-dealer authorized by MSC to offer the Contract who is also a licensed agent of the Company for which states have granted approval.) For holders of Qualified Contracts issued before May 1, 1994 and for holders of Contracts in those states where approval has not been granted, the Guaranteed Free Surrender Amount provides that an amount up to 10% of the Contract's Cash Value (on the date the partial surrender request is received) may be surrendered without application of a surrender charge, provided no prior partial surrender was made during that Contract Year. The Company reserves the right to limit the number of partial surrenders available under the Guaranteed Free Surrender Amount to 12 per Contract Year. Since Purchase Payments are allocated on a first-in, first-out basis, the free surrender amount will not reduce surrender charges to the extent that any Cash Value in that amount is equal to Purchase Payments received 8 or more Contract Anniversaries ago.


     For illustrations of how the Surrender Charge is calculated, see Appendix A beginning on page A-1 of this Prospectus.

     Annual Contract Charge. The Company has primary responsibility for the administration of the Contract and the Variable Account. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.

     The Company intends to administer the Contract itself through an arrangement whereby the Company may purchase some administrative services from MONY and such other sources as may be available.

     An Annual Contract Charge will be deducted from the Contract's Cash Value to help cover administrative expenses. Currently, the amount of the charge is $30, but it may be increased to as much as $50 on 30 days' written notice to the Contractholder. The charge will be deducted on (a) each Contract Anniversary prior to the Annuity Commencement Date, (b) the Annuity Commencement Date, and
(c) the date of full surrender (if that date is not a Contract Anniversary). The amount of the charge will be allocated against the

Guaranteed Interest Account and each Subaccount of the Variable Account in the same proportion that the Cash Value in the Guaranteed Interest Account and each Subaccount bears to the Cash Value of the Contract. The Company does not expect to make any profit from the administrative cost deductions.

     Transfer Charge. The Company has reserved the right to impose a transfer charge, which will not exceed $25, for each transfer instructed by the Contractholder among the Subaccounts or to or from the Guaranteed Interest Account and one or more of the Subaccounts in excess of 4 transfers in a Contract Year, to compensate the Company for the costs of effectuating the transfer. Currently, the Company does not do so. The Company does not expect to make a profit from the transfer charge. This charge will be deducted from the Contract's Cash Value held in the Subaccount(s) from which the transfer is made, or from the Guaranteed Interest Account if a transfer is made therefrom, and will be allocated against these Subaccount(s) or the Guaranteed Interest Account in the same proportion as the amounts transferred. If there is insufficient value in a Subaccount or the Guaranteed Interest Account to provide for that Subaccount's or the Guaranteed Interest Account's proportionate share of the charge, then the entire charge will be allocated in the same manner as the Annual Contract Charge. (See "Charges Against Cash Value -- Annual Contract Charge" above.)

MORTALITY AND EXPENSE RISK CHARGE

     A daily charge will be deducted from the value of the net assets of the Variable Account to compensate the Company for mortality and expense risks assumed in connection with the Contract. This daily charge from the Variable Account will be at the rate of 0.003425 percent (equivalent to an annual rate of 1.25 percent) of the average daily net assets of the Variable Account. Of the
1.25 percent charge, .80 percent is for assuming mortality risks, and .45 percent is for assuming expense risks. The daily charge will be deducted from the net asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date. These charges will not be deducted from the Guaranteed Interest Account. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425 percent multiplied by the number of days since the last Valuation Date.

     The Company believes that this level of charge is within the range of industry practice for comparable individual flexible payment variable annuity contracts.

     The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected, and that an aggregate amount of annuity benefits greater than that projected will accordingly be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3 percent interest. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

     The Company does not expect to make a profit from the mortality and expense risk charge. Should, however, the amount of the charge exceed the amount needed, the excess will be retained by the Company in its general account. Should the amount of the charge be inadequate, the Company will pay the difference out of its general account.

TAXES

     Currently, no charge will be made against the Variable Account for federal income taxes. The Company may, however, make such a charge in the future if income or gains within the Variable Account will incur any federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account
may also be made. (See "Federal Tax Status" at page   .)

INVESTMENT ADVISORY FEE


     Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by the Fund. OpCap Advisors, a subsidiary of Oppenheimer Capital, as investment adviser to the Fund, will receive .60 percent of the aggregate average daily net assets of the Equity, Small Cap, and Managed Portfolios; .50 percent of the aggregate average daily net assets of the Bond Portfolio; and .40 percent of the aggregate average daily net assets of the Money Market Portfolio. The investment adviser will reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any of these Portfolios incurred by the Fund in any calendar year in which shares are being offered exceed the most restrictive expense limitations then in effect under any state securities law or regulation. Currently, the most restrictive expense limitation in effect limits expenses of each Fund Portfolio to an amount equal to 2.5 percent of the first $30 million of average daily net assets of the Portfolio, 2.0 percent of the next $70 million of average daily net assets of the Portfolio, and 1.5 percent of the average daily net assets of the Portfolio in excess of $100 million.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

     Annuity payments under a Contract will begin on the Annuity Commencement Date that is selected by the Contractholder at the time the Contract is applied for. The Annuity Commencement Date chosen may be no earlier than the Contract Anniversary nearest the Annuitant's 10th birthday, and no later than the Contract Anniversary nearest the Annuitant's 95th birthday. The minimum number of years from the Contract Date to the Annuity Commencement Date is 10. The Annuity Commencement Date may be advanced to a date not earlier than the 10th Contract Anniversary or deferred from time to time by the Contractholder by written notice to the Company, provided that (1) notice of such deferral or advance is received by the Company prior to the then current Annuity Commencement Date, and (2) the new Annuity Commencement Date is a date which is not later than the Contract Anniversary nearest the Annuitant's 95th birthday. A particular retirement plan may contain other restrictions.

     On the Annuity Commencement Date, the Contract's Surrender Value will be applied to provide an annuity or any other option previously chosen by the Contractholder and permitted by the Company. A supplementary contract will be issued, and that contract will set forth the terms of the settlement. No payments may be requested under the Contract's surrender provisions after the Annuity Commencement Date, and no surrender will be permitted except as may be available under the Settlement Option elected.

     For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on the Annuity Commencement Date.

ELECTION AND CHANGE OF SETTLEMENT OPTION

     During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Contractholder may elect one or more of the Settlement Options described below, or such other settlement option (including a lump-sum payment) as may be agreed to by the Company. The Contractholder may also change any election, but written notice of an election or change of election must be received by the Company at its Operations Center prior to the Annuity Commencement Date. If no election is in effect on the Annuity Commencement Date, Settlement Option 3, for a Life Annuity with 10 years certain, based on the Annuitant's life, will be deemed to have been elected.

     Settlement Options may also be elected by the Contractholder or the Beneficiary as provided in the Death Benefit and Surrender sections of this
Prospectus. (See "Death Benefit" at page   and "Surrenders" at page   .)

     Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.

SETTLEMENT OPTIONS

     Proceeds settled under the Settlement Options listed below or otherwise currently available will not participate in the investment experience of the Variable Account.

     Settlement Option 1 -- Interest Income: Interest on the proceeds at a rate (not less than 2 3/4 percent per year) set by the Company each year.

     Settlement Option 2 -- Income for Specified Period: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

     Settlement Option 3 -- Single Life Income: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

     Settlement Option 3A -- Joint Life Income: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

     Settlement Option 4 -- Income of Specified Amount: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2 3/4 percent per year.

     The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

     The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Options 3 and 3A is the 1983 Table a (discrete functions, without projections for future mortality), with 3 1/2 percent interest.

     Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will deem the election to have been made of the longest period certain.

     In Qualified Plans, settlement options available to Contractholders may be restricted by the terms of the plans.

FREQUENCY OF ANNUITY PAYMENTS

     Annuity payments will be paid as monthly installments unless the payee requests quarterly, semiannual, or annual installments at the time the option is chosen. However, if the net amount available to apply under any Settlement Option under any circumstances is less than $1,000, the Company shall have the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of payments to such intervals as will result in payments of at least $25.

ADDITIONAL PROVISIONS

     The Company may require proof of age of the Annuitant before making any life annuity payment provided for by the Contract. If the age of the Annuitant has been misstated, the amount payable will be the amount that the amount settled would have provided at the correct age. Once life income payments have begun, any underpayments will be made up in one sum with the next annuity payment; overpayments will be deducted from the future annuity payments until the total is repaid.

     The Contract must be returned to the Company upon any settlement. Prior to any settlement of a death claim, due proof of the Annuitant's death must be submitted to the Company.

     Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company may require proof satisfactory to it that such condition has been met.

     The Contracts described in this Prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans and those plans where an employer believes that the Norrisdecision applies.

     Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment related plan for which a Contract may be purchased.

                                OTHER PROVISIONS
OWNERSHIP

     The Contractholder has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and the Contingent Annuitant if one has been named), the Contractholder shall be the person so designated in the application, unless changed, or unless a Successor Contractholder becomes the Contractholder. On and after the death of the Annuitant (and the Contingent Annuitant, if applicable), the Beneficiary shall be the Contractholder.

     The Contractholder may name a Successor Contractholder or a new Contractholder at any time. If the Contractholder dies, the Successor Contractholder, if living, becomes the Contractholder. Any request for change must be: (1) made in writing; and (2) received at the Company. The change will become effective as of the date the written request is signed. A new choice of Contractholder or Successor Contractholder will not apply to any payment made or action taken by the Company prior to the time a request for change is received. Contractholders should consult a competent tax advisor prior to changing Contractholders.

PROVISION REQUIRED BY SECTION 72(s) OF THE CODE

     If the Contractholder of a Non-Qualified Plan dies before the Annuity Commencement Date and while the Annuitant is living, and if that Contractholder's spouse is not the Successor Contractholder as of the date of that Contractholder's death (as evidenced by proof satisfactory to the Company), then the Contract will be surrendered as of the date of that death. If the Successor Contractholder is the Beneficiary, the surrender proceeds may, at the option of the Successor Contractholder, be paid over the life of the Successor Contractholder. Such payments must begin no later than one year after such date of death. If the Successor Contractholder is a surviving spouse, then the surviving spouse will be treated as the new Contractholder of the Contract. Under such circumstances, it shall not be necessary to surrender the Contract. If the spouse is not the Successor Contractholder and there is no designated beneficiary, the proceeds must be distributed within 5 years after the date of death. However, under the terms of the Contract, if the spouse is not the Successor Contractholder, the Contract will be surrendered as of the date of death and the proceeds will be paid to the Beneficiary. This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

     Further, if the Contractholder dies on or after the Annuity Commencement Date, then any remaining portion of the proceeds will be distributed at least as rapidly as under the method of distribution being used as of the date of the Contractholder's death.

PROVISION REQUIRED BY SECTION 401(a)(9) OF THE CODE

     The entire interest of a Qualified Plan Participant under the Contract will be distributed to the Contractholder or his/her Designated Beneficiary either by or beginning not later than April 1 of the calendar year following the calendar year in which the Qualified Plan Participant attains age 70 1/2. The period over which such distribution will be made is the life of such Participant or the lives of such Participant and Designated Beneficiary.

     Where distributions have begun in accordance with the previous paragraph and the Participant dies before the Contractholder's entire interest has been distributed to him/her, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death. If the Participant dies before the commencement of such distributions and there is no Designated Beneficiary, the Contract will be surrendered as of the date of death. The surrender proceeds must be distributed within 5 years after the date of death. But if there is a Designated Beneficiary, the surrender proceeds may, at the option of the Designated Beneficiary, be paid over the life of the Designated Beneficiary. In such case, distributions will begin not later than one year after the Participant's death. If the Designated Beneficiary is the surviving spouse of the Participant, the date on which the distributions will begin shall not be earlier than the date on which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own Plan.

     It is the Contractholder's responsibility to assure that distribution rules imposed by the Code will be met.

     Qualified Plan contracts include those qualifying for special treatment under Sections 401, 403, and 408 of the Code.

CONTINGENT ANNUITANT

     Except where the Contract is issued in connection with a Qualified Plan, a Contingent Annuitant may be designated by the Contractholder. Such designation may be made once before annuitization, either (1) in the application for the Contract, or (2) after the Contract is issued, by written notice to the Company at its Operations Center. The Contingent Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Contingent Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to any payment made by the Company or action taken by the Company before receipt of the notice at the Company's Operations Center. The Contingent Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary nearest the Contingent Annuitant's 95th birthday.

     On the death of the Annuitant, the Contingent Annuitant will become the Annuitant, under the following conditions:

          (1) the death of the Annuitant must have occurred before the Annuity Commencement Date;

          (2) the Contingent Annuitant is living on the date of the Annuitant's death;

          (3) if the Annuitant was the Contractholder on the date of death, the Successor Contractholder must have been the Annuitant's spouse; and

          (4) if the Annuity Commencement Date is later than the Contract Anniversary nearest the Contingent Annuitant's 95th birthday, the Annuity Commencement Date will be automatically advanced to that Contract Anniversary.

     Effect of Contingent Annuitant's Becoming the Annuitant. If the Contingent Annuitant becomes the Annuitant at the death of the Annuitant, in accordance with the conditions specified above, the Death Benefit proceeds of the Contract will be paid to the Beneficiary only on the death of the Contingent Annuitant. If the Contingent Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be changed automatically to the person who was the Successor Beneficiary on the date of death. If there was no Successor Beneficiary, then the Contingent Annuitant's executors or administrators, unless the Contractholder directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Contingent Annuitant as if the Contingent Annuitant were the Annuitant.

ASSIGNMENT

     The Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Home Office. The Company is not responsible for the validity or effect of any assignment. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of the assignment.

     If the Contract is issued pursuant to certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     Because an assignment may be a taxable event, a Contractholder should consult a competent tax advisor before assigning the Contract.

CHANGE OF BENEFICIARY

     So long as the Contract is in force, the Beneficiary or Successor Beneficiary may be changed by written request to the Company at its Operations Center in a form acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed, whether or not the Annuitant is living when the request is received by the Company. The Company will not, however, be liable for any payment made or action taken before receipt and acknowledgement of the request at its Operations Center.

SUBSTITUTION OF SECURITIES

     If the shares of any Portfolio of the Fund should no longer be available for investment by the Variable Account or, if in the judgment of the Company's Board of Directors, further investment in shares of one or more of the Portfolios of the Fund should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another mutual fund for shares of the Fund already purchased or to be purchased in the future by Purchase Payments under the Contract. A substitution of securities in any Subaccount will take place only with prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

MODIFICATION OF THE CONTRACTS

     Upon notice to the Contractholder, the Contract may be modified by the Company, but only if such modification (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company is subject or (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts or (3) is necessary to reflect a change in the operation of the Variable Account or the Subaccounts or the Guaranteed Interest Account or (4) provides additional Settlement Options or fixed accumulation options. In the event of any modification, the Company may make appropriate endorsement in the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNTS

     At the Company's election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of shares of the Fund held by the Subaccounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Account pursuant to this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

                                 VOTING RIGHTS

     All of the assets held in the Subaccounts of the Variable Account will be invested in shares of the corresponding Portfolios of the Fund. The Company is the legal holder of those shares and as such has the right to vote to elect the Board of Trustees of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholder's meeting. To the extent required by law, the Company will vote the shares of the Fund held in the Variable Account (whether or not attributable to Contractholders) at shareholder meetings of the Fund in accordance with the instructions received from Contractholders. The number of votes will be determined as of the record date selected by the Board of Trustees of the Fund. The Company will furnish Contractholders with the proper forms to enable them to give it these instructions. Currently, the Company may disregard voting instructions under the circumstances described in the following paragraph.

     The Company may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Portfolios of the Fund, or to approve or disapprove an investment adviser or principal underwriter for the Fund. In addition, the Company itself may disregard voting instructions that would require changes in the investment objectives or policies of any Portfolio or in an investment adviser or principal underwriter for the Fund, if the Company reasonably disapproves those changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise Contractholders of that action and its reasons for the action in the next semiannual report to Contractholders.

     Each Contractholder will have the equivalent of one vote per $100 of value attributable to the Contract held in each Subaccount of the Variable Account, with fractional votes for amounts less than $100. For voting purposes, this value attributable to the Contract is equal to the Cash Value. These votes, represented as votes per $100 of value in each Subaccount of the Variable Account, are converted into a proportionate number of votes in shares of the corresponding Portfolio of the Fund. Shares of the Fund held in each Subaccount for which no timely instructions from Contractholders are received will be voted by the Company in the same proportion as those shares in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, the Company may elect to vote shares of the Fund in its own right.

     The number of shares of the corresponding Portfolio of the Fund in a Subaccount for which instructions may be given by a Contractholder is determined by dividing the portion of the value attributable to the Contract held in that Subaccount by the net asset value of one share in the corresponding Portfolio of the Fund. In other words, if the value attributable to the Contract held in the Subaccount were $540 and the net asset value of the Fund's shares of the Portfolio held in that Subaccount were $20 per share on the record date, then the Contractholder could issue instructions on 5.4 votes (representing votes per $100 of value attributable to the Contract held in the Subaccount), which would be converted into instructions on 27 shares of the Fund.

     Matters on which Contractholders may give voting instructions include the following: (1) approval of any change in the Investment Advisory Agreement and Services Agreement, if any, for the Portfolio(s) of the Fund(s) corresponding to the Contractholder's selected Subaccount(s); (2) any change in the fundamental investment policies of the Portfolio(s) corresponding to the Contractholder's selected Subaccount(s); and (3) any other matter requiring a vote of the shareholders of the Fund. With respect to approval of the Investment Advisory Agreement or any change in a Portfolio's fundamental investment policies, Contractholders participating in that Portfolio will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

                         DISTRIBUTION OF THE CONTRACTS

     MONY Securities Corp. ("MSC"), a New York corporation which is a wholly-owned subsidiary of MONY, will act as the principal underwriter of the Contracts, pursuant to an underwriting agreement with the Company. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contracts are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law to do so. Commissions and other expenses directly related to the sale of the Contract will not exceed
6.0 percent of Purchase Payments. Additional compensation may be paid for persistency, sales quality, and contract size and for other services not directly related to the sale of the Contract. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

INTRODUCTION

     The Contracts described in this Prospectus are designed for use by retirement plans that may or may not qualify for favorable tax treatment under the provisions of Section 401, 403, 408(b), and 457 of the Code. The ultimate effect of federal income taxes on the value of the Contract's Cash Value, on annuity payments, and on the economic benefit to the Contractholder, the Annuitant, and the Beneficiary may depend upon the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned.

     The following discussion of the treatment of the Contracts and of the Company under the federal income tax laws is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. A more detailed description of the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

     Under existing federal income tax laws, the income of the Variable Accounts, to the extent that it is applied to increase reserves under the Contracts, is substantially nontaxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

     The Contracts offered by this Prospectus are designed for use in connection with Qualified Plans and Non-Qualified Plans. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Plans if the Contractholder is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made as retirement distributions under a Contract, except to the extent of participant (in the case of Qualified Plans) or Contractholder (in the case of Non-Qualified Plans) contributions, are generally taxable to the annuitant as ordinary income. Contractholders, Annuitants, and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, and payments under the retirement plans in connection with which the Contracts are purchased.

     The Company was advised on February 23, 1995 by Quest for Value Advisors (now known as OpCap Advisors), investment adviser to the Trust, that the Bond Portfolio of the Trust inadvertently did not comply with the investment diversification requirements of, and regulations under, Internal Revenue Code
Section 817(h) ("817(h) Requirements") during the period from September 17, 1994 to February 22, 1995. The Company was also advised at that time that the bond portfolio of the trust ("Old Trust"), the shares of which were purchased by purchase payments allocated by Contractholders to the Bond Subaccount prior to September 17, 1994, also did not comply with the 817(h) Requirements during the period from December 31, 1993 to September 16, 1994 (the date on which the
Substitution, discussed on page   of the Prospectus, of the shares of the Bond
Portfolio were substituted for shares of the bond portfolio of the Old Trust). The result of the failure to meet the diversification requirements ("non-diversification") was that the Company was required to file a request with the Internal Revenue Service for a private letter ruling that the inadvertent non-diversification will not cause the Contracts of Contractholders who had purchase payments allocated to the Bond Subaccount during the period from October 1, 1993 to December 31, 1994 to lose the income tax deferral on the increase in cash values of those Contracts during such period or otherwise fail to be considered as an annuity during such period. The request for a private letter ruling was filed and will involve payment by the Company of such penalties to the Internal Revenue Service as may be agreed upon by the Internal Revenue Service and the Company. Finally, the Company was advised that revised procedures had been adopted to help assure that the portfolios will be managed in accordance with the 817(h) Requirements in the future and that, since February 23, 1995, the portfolios all have been in compliance with the 817(h) Requirements.

     The Company will withhold and remit to the United States Government and, where applicable, to state governments part of the taxable portion of each distribution made under a Contract unless the Contractholder or Annuitant provides his or her taxpayer identification number to the Company and notifies the Company that he or she chooses not to have amounts withheld.

     Under the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA"), for purposes of determining the amount includible in gross income with respect to distributions not received as an annuity, including deemed distributions resulting from gratuitous transfers, all annuity contracts issued by the same company to the same Contractholder during any 12 month period, other than those issued to qualified retirement plans, will be treated as one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules is expected to affect tax-benefitted plans.

     Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

     Under the generation skipping transfer tax, the Company may be liable for payment of this tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.

ANNUITY CONTRACTS GOVERNED BY SECTION 403(b) OF THE CODE

     An annuity contract will not be treated as a Qualified Contract under
Section 403(b) of the Code unless distributions which are attributable to a contribution made pursuant to a salary reduction agreement may be paid only: (1) when the Contractholder attains age 59 1/2; (2) when the Contractholder separates from the service of his employer; (3) when the Contractholder dies;
(4) when the Contractholder becomes permanently disabled within the meaning of
Section 72(m)(7) of the Code; or (5) in the case of hardship. These restrictions generally apply to contributions made after December 31, 1988 and to any increase in Cash Value of the Contract after December 31, 1988. Therefore effective January 1, 1989 and thereafter, any contributions made, or increase in Cash Value, on or after January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, separation from service, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Contractholder's Purchase Payments). However, any Purchase Payments that reflect employer contributions and the earnings thereon will not be restricted unless specifically provided for by the applicable employer's plan.

RETIREMENT PLANS

     The Contracts described in this Prospectus are designed for use with the following types of retirement plans:

          (1) Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R.10 (Keogh) Plans;

          (2) Individual Retirement Annuities permitted by Sections 219 and 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k);

          (3) Tax-Sheltered Annuity Plans established by certain educational and tax-exempt organizations under Section 403(b) of the Code (Effective January 1, 1989, the Contracts offered by this Prospectus have been withdrawn from sale in all states in connection with Qualified Plans which intend to qualify for federal income tax advantages available under Section 403(b) of the Code.);

          (4) Deferred compensation plans provided by certain governmental entities under Section 457 of the Code; and

          (5) Non-Qualified Plans.

     The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of Contracts with the various types of retirement plans. Participants in such plans as well as Contractholders, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Subaccount reflects the results of the corresponding Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio and the Subaccount. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this Subaccount will reflect the "yield" and "effective yield". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     Subaccounts other than the Money Market Subaccount. The performance data for these Subaccounts will reflect the "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Fund and the Variable Account other than the Surrender Charge. "Total return" for each of these Subaccounts refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Fund and the Variable Account, including any Surrender Charge imposed as a result of the full Surrender, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "total return" data is given. Returns for periods exceeding one year reflect the average annual total return for such period. Total return data may also be shown assuming that the Contract continues in force (i.e., was not surrendered) beyond the close of the periods indicated, in which case that data would reflect all charges and deductions of both the Fund and the Variable Account other than the Surrender Charge. In addition to the total return data described above based upon a $1,000 investment, comparable data may also be shown for an investment equal to the amount of the average purchase payment made by a purchaser of a Contract during the prior year.

     Non-Standardized Performance Data. From time to time, average annual total return or other performance data may also be advertised in non-standardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed.

     In addition, reference in advertisements may be made to various indices including, without limitation, the Standard & Poor's Stock Index and Shearson Lehman Brothers Government/Corporate Index, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service in order to provide the reader a basis of comparison for performance.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to the Company and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes financial statements relating to the Company), Contractholders and prospective investors may also contact the Company at its address or phone number set forth on the cover of this Prospectus for requesting such statement. The Statement of Additional Information is available from the Company without charge.

                               LEGAL PROCEEDINGS

     There are no legal proceedings to which the Variable Account is a party. The Company and the principal underwriter are engaged in various kinds of routine litigation which, in the opinions of the Company and the principal underwriter, are not of material importance in relation to the total capital and surplus of the Company or the principal underwriter.

                              FINANCIAL STATEMENTS

     The financial statements for the Company should be distinguished from the financial statements of the Variable Account and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. The financial statements of the Company should not be considered as bearing on the investment performance of the assets held in the Variable Account. The financial statements of the Company and the Variable Account are included in the Statement of Additional Information.

                               TABLE OF CONTENTS

                                       OF

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 1996


                                         ITEM                                           PAGE
--------------------------------------------------------------------------------------  ----
MONY Life Insurance Company of America................................................    1
Legal Opinion.........................................................................    1
Independent Accountants...............................................................    1
Federal Tax Status....................................................................    1
Performance Data......................................................................    4
Financial Statements..................................................................  F-1

     If you would like to receive a copy of the MONY America Variable Account A Statement of Additional Information, please return this request to:

     The Mutual Life Insurance Company of New York
     Mail Drop 76-18
     500 Frank W. Burr Boulevard
     Teaneck, New Jersey 07666-6888

         Your name
         Address
         City                                State            Zip

     Please send me a copy of the MONY America Variable Account A Statement of Additional Information.

Policy B2-88/B4-88/B6-88


FORM NO. 13488SL (5/96)                                                 33-20696

                                   APPENDIX A
                        CALCULATION OF SURRENDER CHARGE

ILLUSTRATION 1

     Suppose an initial Purchase Payment of $15,000 is the only payment made, and no taxes are deducted from this payment. At the beginning of the third Contract Year, the Cash Value of the Contract has grown to $18,000 and the Contractholder requests a partial surrender of $2,000.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

         # OF
CONTRACT ANNIVERSARIES
    SINCE PURCHASE                                 AMOUNT        AMOUNT AVAILABLE
       PAYMENT              CONTRACT YEAR        ALLOCATED       FOR ALLOCATION TO
    RECEIVED BY US         PAYMENT RECEIVED     TO SURRENDER     FUTURE SURRENDERS
----------------------     ----------------     ------------     -----------------
           0                       3               $    0             $     0
           1                       2                    0                   0
           2                       1                2,000              13,000

     IF THE CONTRACT IS A NON-QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as 10% of the
             Cash Value ($1,800). Reduce the resulting amount allocated to surrender ($2,000) by the Guaranteed Free Surrender Amount ($1,800), and apply the Surrender Charge Percentages as follows:

         # OF
CONTRACT ANNIVERSARIES                                                           AMOUNT OF
    SINCE PURCHASE                                 AMOUNT        SURRENDER       SURRENDER
       PAYMENT              CONTRACT YEAR        ALLOCATED         CHARGE         CHARGE
    RECEIVED BY US         PAYMENT RECEIVED     TO SURRENDER     PERCENTAGE     (AMT X PET)
----------------------     ----------------     ------------     ----------     -----------
           0                       3                $  0              7%            $ 0
           1                       2                   0              7               0
           2                       1                 200              6              12

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total
             Surrender Charge of $12.

     The Surrender Charge, plus the amount of the surrender is then deducted from the remaining Cash Value of the Contract, for a total withdrawal of $2,012.

     IF THE CONTRACT IS A QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($1,800) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 (although it is greater than 10 percent), there is no Surrender Charge.

     Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

     Assuming that in the middle of the tenth Contract Year, a full surrender is requested. The Cash Value at the time of full surrender is $28,000. Since this is a full surrender, the Annual Contract Charge (currently $30) is deducted from the Cash Value, leaving a remaining Cash Value balance of $27,970. For this calculation, there is $13,000 of Purchase Payments made in the first Contract Year.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

         # OF
CONTRACT ANNIVERSARIES                             AMOUNT
SINCE PURCHASE PAYMENT      CONTRACT YEAR        ALLOCATED
    RECEIVED BY US         PAYMENT RECEIVED     TO SURRENDER
----------------------     ----------------     ------------
           0                    10                $      0
           1                    9                        0
           2                    8                        0
           3                    7                        0
           4                    6                        0
           5                    5                        0
           6                    4                        0
           7                    3                        0
           8or
              more           1 and 2                13,000

     IF THE CONTRACT IS A NON-QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to 10% of the Cash Value ($2,800) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($13,000) by the Guaranteed Free Surrender Amount ($2,800), and apply the Surrender Charge Percentages as follows:

         # OF                                                                    AMOUNT OF
CONTRACT ANNIVERSARIES                             AMOUNT        SURRENDER       SURRENDER
SINCE PURCHASE PAYMENT      CONTRACT YEAR        ALLOCATED         CHARGE         CHARGE
    RECEIVED BY US         PAYMENT RECEIVED     TO SURRENDER     PERCENTAGE     (AMT X PET)
----------------------     ----------------     ------------     ----------     -----------
           0                    10                $      0            7%            $ 0
           1                    9                        0            7               0
           2                    8                        0            6               0
           3                    7                        0            6               0
           4                    6                        0            5               0
           5                    5                        0            4               0
           6                    4                        0            3               0
           7                    3                        0            2               0
           8or
              more           1 and 2                10,200            0               0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total
             Surrender Charge of $0.
IF THE CONTRACT IS A QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($2,800) of the Qualified Contract or up to $10,000. Reduce the resulting amount allocated to surrender ($13,000) by the Guaranteed Free Surrender Amount ($10,000), and apply the Surrender Charge Percentages as follows:

         # OF
CONTRACT ANNIVERSARIES                                                           AMOUNT OF
    SINCE PURCHASE                                 AMOUNT        SURRENDER       SURRENDER
       PAYMENT              CONTRACT YEAR        ALLOCATED         CHARGE         CHARGE
    RECEIVED BY US         PAYMENT RECEIVED     TO SURRENDER     PERCENTAGE     (AMT X PET)
----------------------     ----------------     ------------     ----------     -----------
           0                    10                $      0            7%            $ 0
           1                    9                        0            7               0
           2                    8                        0            6               0
           3                    7                        0            6               0
           4                    6                        0            5               0
           5                    5                        0            4               0
           6                    4                        0            3               0
           7                    3                        0            2               0
           8or
              more           1 and 2                 3,000            0               0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total
             Surrender Charge of $0.

     Since there are no Purchase Payments such that 7 or less policy anniversaries had passed since they were received, no part of the surrender proceeds are subject to a Surrender Charge. Hence, no Surrender Charge is assessed on this full surrender.

ILLUSTRATION 2

     Suppose Purchase Payments of $2,000 are made at the beginning of every Contract Year. No taxes are deducted from these Payments. In the middle of the third Contract Year, a partial surrender of $500 is requested. Suppose the Cash Value has grown to $7,000 at the time of the partial surrender request.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

         # OF
CONTRACT ANNIVERSARIES
    SINCE PURCHASE                                 AMOUNT        AMOUNT AVAILABLE
       PAYMENT              CONTRACT YEAR        ALLOCATED       FOR ALLOCATION TO
    RECEIVED BY US         PAYMENT RECEIVED     TO SURRENDER     FUTURE SURRENDERS
----------------------     ----------------     ------------     -----------------
           0                       3                $  0              $ 2,000
           1                       2                   0                2,000
           2                       1                 500                1,500

     IF THE CONTRACT IS A NON-QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to 10% of the Cash Value ($700) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($500) by the Guaranteed Free Surrender Amount ($700), and apply the Surrender Charge Percentages as follows:

         # OF
CONTRACT ANNIVERSARIES                                                           AMOUNT OF
    SINCE PURCHASE                                 AMOUNT        SURRENDER       SURRENDER
       PAYMENT              CONTRACT YEAR        ALLOCATED         CHARGE         CHARGE
    RECEIVED BY US         PAYMENT RECEIVED     TO SURRENDER     PERCENTAGE     (AMT X PET)
----------------------     ----------------     ------------     ----------     -----------
           0                       3                 $0               7%            $ 0
           1                       2                  0               7               0
           2                       1                  0               6               0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total
             Surrender Charge of $0.

     The partial surrender will be allocated to $500 of payments made in the first Contract Year. But since 10 percent of the Cash Value ($700) of the Non-Qualified Contract could be surrendered under the Guaranteed Free Surrender Amount Provision, the partial surrender of $500 could be withdrawn without a surrender charge.

     IF THE CONTRACT IS A QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($700) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 and less than 10% there is no surrender charge.

     Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

     Assume that Purchase Payments of $2,000 have continually been made at the beginning of each Contract Year, and that in the middle of the tenth Contract Year, a partial surrender of $7,500 is requested. The Cash Value is $32,600 at the time of the partial surrender request.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

         # OF                                                         AMOUNT
CONTRACT ANNIVERSARIES                                               AVAILABLE
    SINCE PURCHASE                                 AMOUNT        FOR ALLOCATION TO
       PAYMENT              CONTRACT YEAR        ALLOCATED            FUTURE
    RECEIVED BY US         PAYMENT RECEIVED     TO SURRENDER        SURRENDERS
----------------------     ----------------     ------------     -----------------
           0                    10                 $    0             $ 2,000
           1                    9                       0               2,000
           2                    8                       0               2,000
           3                    7                       0               2,000
           4                    6                       0               2,000
           5                    5                       0               2,000
           6                    4                   2,000                   0
           7                    3                   2,000                   0
           8(or
             more)           1 and 2                3,500                   0

     IF THE CONTRACT IS A NON-QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as 10% of the
             Cash Value ($3,260) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($3,500) in Contract Years 1 and 2 by the Guaranteed Free Surrender Amount ($3,260), and apply the Surrender Charge Percentages as follows:

         # OF
CONTRACT ANNIVERSARIES                                                           AMOUNT OF
    SINCE PURCHASE                                 AMOUNT        SURRENDER       SURRENDER
       PAYMENT              CONTRACT YEAR        ALLOCATED         CHARGE         CHARGE
    RECEIVED BY US         PAYMENT RECEIVED     TO SURRENDER     PERCENTAGE     (AMT X PET)
----------------------     ----------------     ------------     ----------     -----------
           6                    4                  $2,000             3%            $60
           7                    3                   2,000             2              40
           8or
              more           1 and 2                  240             0               0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total
             Surrender Charge of $100.

     The Surrender Charge, plus the amount of the surrender is then deducted from the remaining Cash Value of the Non-Qualified Contract, for a total withdrawal of $7,600.

     IF THE CONTRACT IS A QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($3,260) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 (although it is greater than 10 percent), there is no surrender charge.

     Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

     Assuming that in the middle of the twelfth Contract Year, a full surrender with the full proceeds being settled under Settlement Option 3, Single Life Income for 10 years certain and during the balance of the annuitant's lifetime, payments of $2,000 have continuously been made at the beginning of each contract year. The Cash Value at the time of the full surrender is $26,000. Since this example assumes a full surrender is being made, the Annual Contract Charge (currently $30) is deducted from the Cash Value, leaving a remaining Cash Value of $25,970.

     Since the full proceeds are being applied to Settlement Option 3, the Surrender Charge is $0. The entire remaining Cash Value of $25,970 is applied to the settlement option.

                                THE VALUEMASTER

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 1996


                          INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

                        MONY AMERICA VARIABLE ACCOUNT A

                                      AND

                     MONY LIFE INSURANCE COMPANY OF AMERICA


     This Statement of Additional Information is not a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 1, 1996 for the Individual Flexible Payment Variable Annuity Contract ("Contract") issued by MONY Life Insurance Company of America ("Company"). The prospectus is available, at no charge, by writing the Company at 500 Frank W. Burr Boulevard, Teaneck, New Jersey, 07666-6888, Mail Drop 76-18 or by calling 1-800-487-6669.


                               TABLE OF CONTENTS

                                         ITEM                                           PAGE
--------------------------------------------------------------------------------------  ----
MONY Life Insurance Company of America................................................    1
Legal Opinion.........................................................................    1
Independent Accountants...............................................................    1
Federal Tax Status....................................................................    1
Performance Data......................................................................    4
Financial Statements..................................................................  F-1


FORM NO. 13488 SL 5/96                                                  33-20696

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     MONY Life Insurance Company of America ("Company"), is a stock life insurance company organized in the state of Arizona. The Company is the corporate successor of Vico Credit Life Insurance Company, incorporated in Arizona on March 6, 1969, re-named Vico Life Insurance Company on July 7, 1972, and re-named Consumers National Life Insurance Company on December 22, 1977. The Mutual Life Insurance Company of New York ("MONY") purchased Consumers National Life Insurance Company on December 10, 1981 and changed the corporate name to MONY Life Insurance Company of America. The Company is currently licensed to sell life insurance in 49 states (not including New York), the District of Columbia and Puerto Rico.


     MONY is a mutual life insurance company organized under the laws of the state of New York in 1842. The principal offices of both MONY and the Company are at 1740 Broadway, New York, New York 10019. MONY had consolidated assets at the end of 1995 of approximately $18.9 billion. As of December 31, 1995, MONY had approximately $115.6 million invested in the Company to support its insurance operations. MONY intends from time to time to make additional capital contributions to the Company as needed to enable it to meet its reserve requirements and expenses in connection with its business. Generally, MONY is under no obligation to make such contributions, and its assets do not back the benefits payable under the Contracts.


     At May 1, 1995, the rating assigned to MONY by A.M. Best Company, Inc., an independent insurance company rating organization, was A- (Excellent) based upon an analysis of financial condition and operating performance through the end of 1994. At the same date, MONY Life Insurance Company of America was rated A- on the same basis. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts.

     The Company has a service agreement with MONY whereby MONY provides the Company with such personnel, facilities, etc., as are reasonably necessary for the conduct of the Company's business. These services are provided on a cost reimbursement basis. The Company intends to administer the Contract itself utilizing the services provided by MONY as a part of the Service Agreement.


     During 1995, the Company paid MONY $42,261,667 for all services provided under the Service Agreement.


                                 LEGAL OPINION

     Legal matters relating to federal securities laws applicable to the issue and sale of the Contract and all matters of Arizona law pertaining to the Contract, including the validity of the Contract and the Company's right to issue the Contract, have been passed upon by Willard G. Eldred, Esq., then Vice President and Deputy General Counsel, MONY.

                            INDEPENDENT ACCOUNTANTS

     The audited financial statements of the Company and the Variable Account appearing on the following pages have been audited by Coopers & Lybrand L.L.P., independent accountants, and are included herein in reliance on the reports of said firm given on the authority of that firm as experts in accounting and auditing. Coopers & Lybrand's office is located at 1301 Avenue of the Americas, New York, New York 10019.

                               FEDERAL TAX STATUS
INTRODUCTION

     The Contract is designed for use to fund retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Contractholder, Annuitant, or Beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon the Company's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF ANNUITIES IN GENERAL

     Section 72 of the Code governs taxation of annuities in general. Except in the case of certain corporate and other non-individual Contractholders, there are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, a death benefit, an assignment or gift of the Contract, or as annuity payments.

SURRENDERS, DEATH BENEFITS, ASSIGNMENTS AND GIFTS

     A Contractholder who fully surrenders his or her Contract is taxed on the portion of the payment that exceeds his or her cost basis in the Contract. For Non-Qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Contracts, the cost basis is generally zero, except to the extent of non-deductible employee contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special elective 5-year (and, for certain eligible persons, 10-year) income averaging in the case of certain Qualified Contracts. A Beneficiary entitled to receive a lump sum death benefit upon the death of the Annuitant is taxed on the portion of the amount that exceeds the Contractholder's cost basis in the Contract. If the Beneficiary elects to receive annuity payments within 60 days of the Annuitant's death, different tax rules apply. (See "Annuity Payments" below.)

     Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Surrender Value exceeds Purchase Payments less prior nontaxable distributions, and the balance is treated as a non-taxable return of principal to the Contractholder. For partial surrenders under a Qualified Contract, payments are generally prorated between taxable income and nontaxable return of investment.

     There are special rules for Qualified Plans or contracts involving 85 percent or more employee contributions. Since the cost basis of Qualified Contracts is generally zero, however, partial surrender amounts will generally be fully taxed as ordinary income.

     A Contractholder who assigns or pledges a Non-Qualified Contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. A Contractholder who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Contract.

ANNUITY PAYMENTS

     The non-taxable portion of each annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Annuitant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the Annuitant's last taxable year, equal to the unrecovered cost basis, is available if the Annuitant does not live to life expectancy.

PENALTY TAX

     Payments received by Contractholders, Annuitants, and Beneficiaries under both Qualified and Non-Qualified Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is not imposed on amounts received: (a) after the taxpayer attains age 59 1/2; (b) in a series of substantially equal payments made for life or life expectancy following separation from service; (c) after the death of the Contractholder (or, where the Contractholder is not a human being, the death of the Annuitant); (d) if the taxpayer is totally disabled; (e) upon early retirement under the plan after the taxpayer's attainment of age 55; or (f) which are used for certain medical care expenses. Exceptions (e) and (f) do not apply to Individual Retirement Accounts and Annuities and Non-Qualified Contracts. An additional exception for Non-Qualified Contracts is amounts received as an immediate annuity.

INCOME TAX WITHHOLDING

     The Company is required to withhold federal, and, where applicable, state, income taxes on taxable amounts paid under the Contract unless the recipient elects not to have withholding apply. The Company will notify recipients of their right to elect not to have withholding apply.

     Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

DIVERSIFICATION STANDARDS

     The United States Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Secretary of the Treasury has issued certain regulations. Further regulations may be issued. The Fund is designed to be managed to meet the diversification requirements for the Contract as those requirements may change from time to time. The Company intends to satisfy those requirements so that the Contract will be treated as an annuity contract. The Secretary of the Treasury has announced that he expects to issue regulations or Revenue Rulings that will prescribe the circumstances in which a Contractholder's control of the investments of a segregated asset account may cause the Contractholder, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations or Revenue Rulings could impose requirements that are not reflected in the Contract. The Company, however, has reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations or Revenue Rulings. Since the regulations or Revenue Rulings have not been issued, there can be no assurance as to the content of such regulations or Revenue Rulings or even whether application of the regulations or Revenue Rulings will be prospective. For these reasons, Contractholders are urged to consult with their own tax advisers.

QUALIFIED PLANS

     The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Moreover, many of these tax rules were changed by the Tax Reform Act of 1986. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contractholders, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection therewith. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that plan.

TAX-SHELTERED ANNUITIES

     Section 403(b) of the Code permits public school employees and employees of certain types of charitable organizations specified in Section 501(c)(3) of the Code and certain educational organizations to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of Purchase Payments from gross income for tax purposes. However, such Purchase Payments may be subject to Social Security (FICA) taxes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Effective January 1, 1989, the Contracts have been withdrawn from sale to Qualified Plans which intend to qualify for federal income tax advantages available under Section 403(b). H.R. 10 Plans.

     The Self-Employed Individuals Tax Retirement Act of 1962, as amended, which is commonly referred to as "H.R. 10," permits self-employed individuals to establish Qualified Plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law to maximum permissible contributions, distribution dates, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form preapproved by the Internal Revenue Service, is adopted and implemented by the employer.

INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES

     Section 408 of the Code permits eligible individuals to contribute to individual retirement programs known as "Individual Retirement Accounts" and "Individual Retirement Annuities." These Individual Retirement Accounts and Annuities are subject to limitations on the amounts which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into an Individual Retirement Account or Annuity.

CORPORATE PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

CERTAIN GOVERNMENTAL ENTITIES

     Section 457 of the Code permits certain governmental entities to establish deferred contribution plans. Such deferred contribution plans may permit the purchase of the Contract to provide benefits under the plans.

                                PERFORMANCE DATA

     The Equity, Small Cap, Managed, Bond, and Money Market Subaccounts will be used to purchase shares of the corresponding portfolios of the Quest for Value Accumulation Trust. Those portfolios will be managed according to the same investment objectives, policies, and techniques as the portfolios of the same name of the Enterprise Accumulation Trust, the shares of which were previously available for purchase by the Company with purchase payments made by ValueMaster Contractholders. The performance shown below should not be taken as an indication of future performance of the portfolios of the Quest for Value Accumulation Trust.

     Shares of the Enterprise Accumulation Trust were redeemed in kind at the close of business on September 16, 1994, and the assets received were used to purchase shares of the Quest for Value Accumulation Trust (see "The
Substitution" at page of the Prospectus and "The Substitution" at page   of the
accompanying prospectus for the Quest for Value Accumulation Trust).

MONEY MARKET SUBACCOUNT


     For the seven-day period ended December 31, 1995, the yield was 4.52% and the effective yield was 4.62%.


     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven-day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield was calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to the Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in shares of the Money Market Portfolio of the Fund, the First Day Value reflects the per share net asset value of the Money Market Portfolio (which will normally be $1.00) and the number of shares of the Money Market Portfolio of the Fund held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the number of shares of the Money Market Portfolio of the Fund held in the Money Market Subaccount due to the declaration of dividends (in the form of shares and including dividends (in the form of shares) on shares received as dividends) of the net investment income and the daily charges and deductions from the Subaccount for mortality and expense risks and a deduction for the Annual Contract Charge imposed on each Contract Anniversary which has been prorated to reflect the shortened 7-day period and allocated to the Money Market Subaccount in the proportion that the total value of the Money Market Subaccount bore to the total value of the Variable Account at the end of the period indicated. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Advisory Fee (which for calculating the yield and effective yield quoted above is assumed to be .40 percent, the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated). Not reflected in either the yield or effective yield are surrender charges, which will not exceed 7% of total Purchase Payments made in the Contract Year of surrender and the preceding 7 Contract Years.

SUBACCOUNTS OTHER THAN MONEY MARKET SUBACCOUNT

TOTAL RETURN:


     The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming full surrender of the Contract for cash at the end of the period, is shown in the table below. This table does not reflect the impact of the tax laws, if any, on average annual total return as a result of the surrender.


                        MONY AMERICA VARIABLE ACCOUNT A
                                  TOTAL RETURN
                    (ASSUMING $1,000 PAYMENT AT BEGINNING OF
                     PERIOD AND SURRENDER AT END OF PERIOD)


                                                     FOR THE YEAR ENDED     FOR THE PERIOD SINCE INCEPTION
                    SUBACCOUNT                       DECEMBER 31, 1995        THROUGH DECEMBER 31, 1995
---------------------------------------------------  ------------------     ------------------------------
Equity.............................................        30.09%                       18.97%
Small Cap..........................................         6.57%                        3.36%
Bond...............................................         6.77%                        3.92%
Managed............................................        35.38%                       19.51%


---------------

Although MONY America Variable Account A commenced operations on November 25, 1987, the Subaccounts shown above became available for allocation on September 17, 1994. Average annual total return for the period since inception reflects the average annual total return since that date. Total return is not indicative of future performance.


     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distributions from the corresponding Portfolio of the Fund were reinvested, and that the Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The total return percentages shown in the table reflect the historical rates of return, deductions for all charges, expenses, and fees of both the Fund (including the Investment Advisory
Fee described in the Prospectus (see "Investment Advisory Fee" at page   )) and
the Variable Account which would be imposed on the payment assumed, including a contingent deferred sales (Surrender) charge imposed as a result of the full surrender and a deduction for the Annual Contract Charge imposed on each Contract Anniversary and upon full surrender and allocated to each Subaccount in the proportion that the total value of that Subaccount bore to the total value of the Variable Account at the end of the period indicated. Total return since inception is annualized.


     The average annual total return for the Subaccounts other than the Money Market Subaccounts since inception of those Subaccounts (September 17, 1994), assuming that the Contracts remain in force throughout the period, is shown in the table below.


                        MONY AMERICA VARIABLE ACCOUNT A
                                  TOTAL RETURN
                    (ASSUMING $1,000 PAYMENT AT BEGINNING OF
                    PERIOD AND CONTRACT CONTINUES IN FORCE)


                                                     FOR THE YEAR ENDED     FOR THE PERIOD SINCE INCEPTION
                    SUBACCOUNT                       DECEMBER 31, 1995        THROUGH DECEMBER 31, 1995
---------------------------------------------------  ------------------     ------------------------------
Equity.............................................        36.14%                       24.22%
Small Cap..........................................        12.78%                        8.91%
Bond...............................................        12.98%                        9.30%
Managed............................................        41.39%                       25.75%


---------------

Although MONY America Variable Account A commenced operations on November 25, 1987, the Subaccounts shown above became available for allocation on September 17, 1994. Total return for the period since inception reflects the average annual total return since that date. Total return is not indicative of future performance.

     The table above reflects the same assumptions and results as the table
appearing on page   , except that no contingent deferred sales (surrender)
charge has been deducted. The data reflected in the table above reflects the total return a Contractholder would have received during that period if he did not surrender his Contract.


     In addition to the total returns shown above, total returns may also be shown for the average purchase payment made by a purchaser of the Contract. For 1995, this amount was $25,000. The following tables show average annual total returns calculated on the same basis as the two tables above, except that the purchase payment is $25,000.


                        MONY AMERICA VARIABLE ACCOUNT A
                                  TOTAL RETURN
                   (ASSUMING $25,000 PAYMENT AT BEGINNING OF
                     PERIOD AND SURRENDER AT END OF PERIOD)


                                                     FOR THE YEAR ENDED     FOR THE PERIOD SINCE INCEPTION
                    SUBACCOUNT                       DECEMBER 31, 1995        THROUGH DECEMBER 31, 1995
---------------------------------------------------  ------------------     ------------------------------
Equity.............................................        31.15%                       20.54%
Small Cap..........................................         7.61%                        4.95%
Bond...............................................         7.60%                        5.21%
Managed............................................        37.78%                       23.07%


---------------

Although MONY America Variable Account A commenced operations on November 25, 1987, the Subaccounts shown above became available for allocation on September 17, 1994. Total return for the period since inception reflects the average annual total return since that date. Total return is not indicative of future performance.


                        MONY AMERICA VARIABLE ACCOUNT A
                                  TOTAL RETURN
                   (ASSUMING $25,000 PAYMENT AT BEGINNING OF
                    PERIOD AND CONTRACT CONTINUES IN FORCE)


                                                     FOR THE YEAR ENDED     FOR THE PERIOD SINCE INCEPTION
                    SUBACCOUNT                       DECEMBER 31, 1995        THROUGH DECEMBER 31, 1995
---------------------------------------------------  ------------------     ------------------------------
Equity.............................................        37.19%                       25.00%
Small Cap..........................................        13.81%                        9.70%
Bond...............................................        13.81%                        9.95%
Managed............................................        43.77%                       27.53%


---------------

Although MONY America Variable Account A commenced operations on November 25, 1987, the Subaccounts shown above became available for allocation on September 17, 1994. Total return for the period since inception reflects the average annual total return since that date. Total return is not indicative of future performance.


30-DAY YIELD:

     The 30-day yield for each of the Subaccounts other than the Money Market Subaccount is shown in the table below.

                        MONY AMERICA VARIABLE ACCOUNT A
                            YIELD FOR 30-DAY PERIOD


                 YIELD FOR 30 DAYS ENDED                    EQUITY   SMALL CAP   BOND    MANAGED
----------------------------------------------------------  ------   ---------   -----   -------
December 31, 1995.........................................  - .78%    - 1.16%    3.93%   - 0.19%


---------------
The 30-day yield is not indicative of future results.

     The yield shown in the table above is computed by subtracting from the net investment income of the corresponding Portfolio of the Fund charges and expenses imposed by the Variable Account and dividing the result by the value of the Subaccount. For the Equity and Small Cap Portfolios and for the stocks and equity securities of the Managed Portfolio of the Fund, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the Portfolio) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the Bond Portfolio and the debt obligations held by the Managed Portfolio of the Fund, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio at the close of business on the thirtieth day of the period (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest);
(ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown reflects deductions for all charges, expenses, and fees of both the Fund and the Variable Account other than the contingent deferred sales (surrender) charge. The surrender charge will not exceed 7% of total Purchase Payments made in the Contract Year of surrender and the preceding 7 Contract Years.

     Net investment income of the corresponding Portfolio less all charges and expenses imposed by the Variable Account is divided by the product of the average daily number of Units outstanding and the value of one Unit on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

NON-STANDARDIZED PERFORMANCE DATA:

     From time to time, average annual total return or other performance data may also be advertised in non-standardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard feature will be disclosed.

YEAR TO DATE TOTAL RETURN:


     The tables below show total returns for the year to date (January 1, 1996 to February 9, 1996) which have not been annualized and which assume, respectively, a $1,000 and a $25,000 payment made at the beginning of the period and reflecting the same assumptions and results as the table appearing on page
  , except, in the case of the column headed "Contract Continues In Force," no contingent deferred sales (surrender) charge or annual contract charge has been deducted:


                        MONY AMERICA VARIABLE ACCOUNT A
                           YEAR TO DATE TOTAL RETURN

                        (JANUARY 1 TO FEBRUARY 9, 1996)

                 ASSUMING $1,000 PAYMENT AT BEGINNING OF PERIOD


                                                        SURRENDER AT               CONTRACT CONTINUES
                     SUBACCOUNT                         END OF PERIOD                   IN FORCE
-----------------------------------------------------   -------------             ---------------------
Equity...............................................       -1.72%                         5.61%
Managed..............................................       -2.31%                         6.47%
Small Cap............................................       -6.05%                         1.32%
Bond.................................................       -6.91%                         0.26%

                        MONY AMERICA VARIABLE ACCOUNT A
                           YEAR TO DATE TOTAL RETURN

                        (JANUARY 1 TO FEBRUARY 9, 1996)

               (ASSUMING $25,000 PAYMENT AT BEGINNING OF PERIOD)


                                                        SURRENDER AT              CERTIFICATE CONTINUES
                     SUBACCOUNT                         END OF PERIOD                   IN FORCE
-----------------------------------------------------   -------------             ---------------------
Equity...............................................       -0.69%                         5.61%
Managed..............................................        0.11%                         6.47%
Small Cap............................................       -5.01%                         1.32%
Bond.................................................       -6.07%                         0.26%


                              FINANCIAL STATEMENTS

     The financial statements of the Company should be distinguished from the financial statements of the Variable Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS
                         INDEX TO FINANCIAL STATEMENTS


                                                                                        PAGE
                                                                                        ----
With respect to MONY America Variable Account A
  Report of Independent Accountants...................................................  F-2
  Statements of assets and liabilities as of December 31, 1995........................  F-3
  Statements of operations for the year ended December 31, 1995.......................  F-6
  Statements of changes in net assets for the years ended December 31, 1995 and
     1994.............................................................................  F-9
  Notes to financial statements.......................................................  F-13
With respect to MONY Life Insurance Company of America:
  Report of Independent Accountants...................................................  F-17
  Balance Sheets as of December 31, 1995 and 1994.....................................  F-18
  Statements of operations for the years ended December 31, 1995 and 1994.............  F-19
  Statements of capital and surplus for the years ended December 31, 1995 and 1994....  F-20
  Statements of cash flows for the years ended December 31, 1995 and 1994.............  F-21
  Notes to financial statements.......................................................  F-22

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of


MONY Life Insurance Company of America and the


Contractholders of MONY America Variable Account A:



     We have audited the accompanying statements of assets and liabilities of MONY America Variable Account A (comprising, respectively, the MONY Series Fund, Inc.'s Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Money Market and Government Securities Subaccounts; the Enterprise Accumulation Trust's Equity, Small Cap, Managed (formerly, three of the subaccounts constituting the Quest for Value Accumulation Trust), International Growth and High Yield Bond Subaccounts; and the Quest for Value Accumulation Trust's Money Market, Bond, Equity, Small Cap, and Managed Subaccounts as of December 31, 1995, the related statements of operations for the year then ended and the statements of changes in the net assets for each of the two years in the period then ended for all of the subaccounts except MONY Series Fund Inc.'s Government Securities Subaccount for which the period is for the year ended December 31, 1995 and for the period from November 22, 1994 (commencement of operations) to December 31, 1994; the Enterprise Accumulation Trust's International Growth and High Yield Bond Subaccounts for which the period is for the year ended December 31, 1995 and for the period from November 23, 1994 and November 28, 1994, respectively, (commencements of operations) to December 31, 1994; and the Quest for Value Accumulation Trust's Subaccounts for which the period is for the year ended December 31, 1995 and for the period from September 17, 1994 (commencement of operations) to December 31, 1994. These financial statements are the responsibility of MONY America's management. Our responsibility is to express an opinion on these financial statements based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY America Variable Account A as of December 31, 1995, and the results of their operations and the changes in their net assets for each of the periods referred to above, in conformity with generally accepted accounting principles.



                                          COOPERS & LYBRAND L.L.P.



New York, New York


February 19, 1996

                                  MONY AMERICA



                               VARIABLE ACCOUNT A



                      STATEMENTS OF ASSETS AND LIABILITIES



                               DECEMBER 31, 1995



                                                                        MONY SERIES FUND, INC.
                                      -------------------------------------------------------------------------------------------
                                        EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY      GOVERNMENT
                                        GROWTH       INCOME      TERM BOND       BOND       DIVERSIFIED    MARKET      SECURITIES
                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                      ----------   ----------   -----------   -----------   ----------   -----------   ----------
ASSETS
Investments at cost (Note 5)........   $783,130    $ 884,798    $30,730,076   $47,528,912   $1,526,225   $91,287,195   $7,477,983
                                       ========    ==========   ===========   ===========   ==========   ===========   ==========
Investments in MONY Series Fund,
  Inc., at net asset value (Note
  2)................................   $968,409    $1,134,112   $30,626,426   $51,238,915   $1,806,327   $91,287,195   $7,474,168
Amount due from MONY America........          0            0           251          6,253           0        581,497      29,283
Amount due from MONY Series Fund,
  Inc. .............................          0            0         2,706         52,723          60        236,504           6
                                       --------    ----------   -----------   -----------   ----------   -----------   ----------
        Total assets................    968,409    1,134,112    30,629,383     51,297,891   1,806,387     92,105,196   7,503,457
                                       --------    ----------   -----------   -----------   ----------   -----------   ----------
LIABILITIES
Amount due to MONY America..........          0            0         2,706         52,723          60        236,504           6
Amount due to MONY Series Fund,
  Inc. .............................          0            0           251          6,253           0        581,497      29,283
                                       --------    ----------   -----------   -----------   ----------   -----------   ----------
        Total liabilities...........          0            0         2,957         58,976          60        818,001      29,289
                                       --------    ----------   -----------   -----------   ----------   -----------   ----------
Net assets..........................   $968,409    $1,134,112   $30,626,426   $51,238,915   $1,806,327   $91,287,195   $7,474,168
                                       ========    ==========   ===========   ===========   ==========   ===========   ==========
Net assets consist of:
  Contractholders' net payments.....   $269,801    $ 299,344    $25,907,740   $38,952,360   $ 690,576    $84,116,631   $7,189,657
  Undistributed net investment
    income..........................    152,322      401,085     4,944,176      9,159,909     630,440      7,170,564     195,257
  Accumulated net realized gains
    (losses) on investments.........    361,007      184,369      (121,840 )     (583,357)    205,209              0      93,069
  Unrealized appreciation
    (depreciation) of investments...    185,279      249,314      (103,650 )    3,710,003     280,102              0      (3,815 )
                                       --------    ----------   -----------   -----------   ----------   -----------   ----------
Net assets..........................   $968,409    $1,134,112   $30,626,426   $51,238,915   $1,806,327   $91,287,195   $7,474,168
                                       ========    ==========   ===========   ===========   ==========   ===========   ==========
Number of units outstanding*........     37,368       45,391     1,806,518      2,477,673      83,511      6,504,679     679,711
                                       --------    ----------   -----------   -----------   ----------   -----------   ----------
Net asset value per unit
  outstanding.......................   $  25.92    $   24.99    $    16.95    $     20.68   $   21.63    $     14.03   $   11.00
                                       ========    ==========   ===========   ===========   ==========   ===========   ==========


---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA



                               VARIABLE ACCOUNT A



                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)



                               DECEMBER 31, 1995



                                                             ENTERPRISE ACCUMULATION TRUST
                                       --------------------------------------------------------------------------
                                                                                      INTERNATIONAL   HIGH YIELD
                                          EQUITY       SMALL CAP        MANAGED          GROWTH          BOND
                                        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                       ------------   ------------   --------------   -------------   -----------
ASSETS
Investments at cost (Note 5).........  $121,132,914   $139,216,581   $  896,982,250    $ 15,561,552   $13,642,773
                                       ============   ============   ==============    ============   ============
Investments in Enterprise
  Accumulation Trust at net asset
  value (Note 2).....................  $145,529,920   $145,993,789   $1,109,112,619    $ 16,346,562   $13,786,083
Amount due from Enterprise
  Accumulation Trust.................        23,355          9,040          157,318           1,816           299
Amount due from MONY America.........        75,509         27,748          191,594           5,876            82
                                       ------------   ------------   --------------    ------------   ------------
     Total assets....................   145,628,784    146,030,577    1,109,461,531      16,354,254    13,786,464
                                       ------------   ------------   --------------    ------------   ------------
LIABILITIES
Amount due to Enterprise Accumulation
  Trust..............................        75,509         27,748          191,594           5,876            82
Amount due to MONY America...........        23,355          9,040          157,318           1,816           299
                                       ------------   ------------   --------------    ------------   ------------
     Total liabilities...............        98,864         36,788          348,912           7,692           381
                                       ------------   ------------   --------------    ------------   ------------
Net assets...........................  $145,529,920   $145,993,789   $1,109,112,619    $ 16,346,562   $13,786,083
                                       ============   ============   ==============    ============   ============
Net assets consist of:
  Contractholders' net payments......  $102,712,824   $119,642,653   $  740,486,254    $ 14,693,276   $13,019,850
  Undistributed net investment
     income..........................     8,216,372     14,380,408       85,564,180         680,398       524,690
  Accumulated net realized gains on
     investments.....................    10,203,718      5,193,520       70,931,816         187,878        98,233
  Unrealized appreciation of
     investments.....................    24,397,006      6,777,208      212,130,369         785,010       143,310
                                       ------------   ------------   --------------    ------------   ------------
Net assets...........................  $145,529,920   $145,993,789   $1,109,112,619    $ 16,346,562   $13,786,083
                                       ============   ============   ==============    ============   ============
Number of units outstanding*.........     5,426,511      6,055,472       31,540,233       1,456,982     1,194,315
                                       ------------   ------------   --------------    ------------   ------------
Net asset value per unit
  outstanding........................  $      26.82   $      24.11   $        35.17    $      11.22   $     11.54
                                       ============   ============   ==============    ============   ============



---------------



* Units outstanding have been rounded for presentation purposes.



                       See notes to financial statements.

                                  MONY AMERICA



                               VARIABLE ACCOUNT A



                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)



                               DECEMBER 31, 1995



                                                             QUEST FOR VALUE ACCUMULATION TRUST
                                               ---------------------------------------------------------------
                                                 MONEY
                                                 MARKET        BOND        EQUITY     SMALL CAP      MANAGED
                                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                               ----------   ----------   ----------   ----------   -----------
ASSETS
Investments at cost (Note 5).................  $3,536,160   $1,957,185   $2,136,141   $2,951,202   $32,856,206
                                               ==========   ==========   ==========   ==========   ===========
Investments in Quest for Value Accumulation
  Trust at net asset value (Note 2)..........  $3,536,160   $2,072,459   $2,854,428   $3,349,075   $44,843,297
Amount due from Quest for Value Accumulation
  Trust......................................          17           16            0            0            27
Dividends receivable.........................       1,379          770            0            0             0
                                               ----------   ----------   ----------   ----------   -----------
     Total assets............................   3,537,556    2,073,245    2,854,428    3,349,075    44,843,324
                                               ----------   ----------   ----------   ----------   -----------
LIABILITIES
Amount due to MONY America...................          17           16            0            0            27
                                               ----------   ----------   ----------   ----------   -----------
Net assets...................................  $3,537,539   $2,073,229   $2,854,428   $3,349,075   $44,843,297
                                               ==========   ==========   ==========   ==========   ===========
Net assets consist of:
  Contractholders' net payments..............  $3,388,926   $1,767,838   $2,055,462   $2,933,451   $31,910,521
  Undistributed/(Accumulated) net investment
     income (loss)...........................     148,613      152,262      (31,951)     (36,333)     (418,008)
  Accumulated net realized gains on
     investments.............................           0       37,855      112,630       54,084     1,363,693
  Unrealized appreciation of investments.....           0      115,274      718,287      397,873    11,987,091
                                               ----------   ----------   ----------   ----------   -----------
Net assets...................................  $3,537,539   $2,073,229   $2,854,428   $3,349,075   $44,843,297
                                               ==========   ==========   ==========   ==========   ===========
Number of units outstanding*.................     271,019      129,078      106,172      136,744     1,286,294
                                               ----------   ----------   ----------   ----------   -----------
Net asset value per unit outstanding.........  $    13.05   $    16.06   $    26.88   $    24.49   $     34.86
                                               ==========   ==========   ==========   ==========   ===========


---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA



                               VARIABLE ACCOUNT A



                            STATEMENTS OF OPERATIONS



                      FOR THE YEAR ENDED DECEMBER 31, 1995



                                                                       MONY SERIES FUND, INC.
                                   ----------------------------------------------------------------------------------------------
                                     EQUITY       EQUITY     INTERMEDIATE     LONG TERM                    MONEY       GOVERNMENT
                                     GROWTH       INCOME       TERM BOND        BOND       DIVERSIFIED     MARKET      SECURITIES
                                   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                   ----------   ----------   -------------   -----------   ----------   ------------   ----------
Dividend income..................   $ 63,713     $ 58,355     $ 1,707,446    $ 2,761,661    $ 95,512    $  3,708,654   $ 235,059
Mortality and expense risk
  charges (Note 3)...............     12,384       13,437         347,610        518,616      21,644         842,325      40,630
                                    --------     --------      ----------     ----------    --------    ------------    --------
Net investment income............     51,329       44,918       1,359,836      2,243,045      73,868       2,866,329     194,429
                                    --------     --------      ----------     ----------    --------    ------------    --------
Realized and unrealized gains
  (losses) on investments (Note
  2):
  Proceeds from sales............    272,020      180,633       7,675,898     11,854,465     259,899     389,648,709   1,482,859
  Cost of shares sold............    182,647      140,972       7,893,627     12,827,357     200,890     389,648,709   1,389,790
                                    --------     --------      ----------     ----------    --------    ------------    --------
Net realized gains (losses) on
  investments....................     89,373       39,661        (217,729)      (972,892)     59,009               0      93,069
Net increase (decrease) in
  unrealized appreciation of
  investments....................    113,737      211,754       2,334,874      9,104,767     248,851               0      (2,911 )
                                    --------     --------      ----------     ----------    --------    ------------    --------
Net realized and unrealized gains
  on investments.................    203,110      251,415       2,117,145      8,131,875     307,860               0      90,158
                                    --------     --------      ----------     ----------    --------    ------------    --------
Net increase in net assets
  resulting from operations......   $254,439     $296,333     $ 3,476,981    $10,374,920    $381,728    $  2,866,329   $ 284,587
                                    ========     ========      ==========     ==========    ========    ============    ========


                       See notes to financial statements.

                                  MONY AMERICA



                               VARIABLE ACCOUNT A



                      STATEMENTS OF OPERATIONS (CONTINUED)



                      FOR THE YEAR ENDED DECEMBER 31, 1995



                                                                ENTERPRISE ACCUMULATION TRUST
                                            ---------------------------------------------------------------------
                                                                                       INTERNATIONAL   HIGH YIELD
                                              EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                                            SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                            -----------   -----------   ------------   -------------   ----------
Dividend income...........................  $ 7,642,676   $ 8,716,607   $ 70,753,028    $    796,201   $  606,469
Mortality and expense risk charges (Note
  3)......................................    1,351,438     1,669,812     10,671,972         114,579       83,188
                                            -----------   -----------   ------------      ----------     --------
Net investment income.....................    6,291,238     7,046,795     60,081,056         681,622      523,281
                                            -----------   -----------   ------------      ----------     --------
Realized and unrealized gains on
  investments (Note 2):
  Proceeds from sales.....................   18,490,654    37,009,830    123,710,483       3,734,812    2,006,517
  Cost of shares sold.....................   14,370,407    36,737,998     94,893,051       3,546,741    1,908,283
                                            -----------   -----------   ------------      ----------     --------
Net realized gains on investments.........    4,120,247       271,832     28,817,432         188,071       98,234
Net increase in unrealized appreciation of
  investments.............................   21,768,708     6,498,712    206,163,963         765,785      142,908
                                            -----------   -----------   ------------      ----------     --------
Net realized and unrealized gains on
  investments.............................   25,888,955     6,770,544    234,981,395         953,856      241,142
                                            -----------   -----------   ------------      ----------     --------
Net increase in net assets resulting from
  operations..............................  $32,180,193   $13,817,339   $295,062,451    $  1,635,478   $  764,423
                                            ===========   ===========   ============      ==========     ========


                       See notes to financial statements.

                                  MONY AMERICA



                               VARIABLE ACCOUNT A



                      STATEMENTS OF OPERATIONS (CONTINUED)



                      FOR THE YEAR ENDED DECEMBER 31, 1995



                                                               QUEST FOR VALUE ACCUMULATION TRUST
                                                ----------------------------------------------------------------
                                                  MONEY
                                                  MARKET        BOND        EQUITY      SMALL CAP      MANAGED
                                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                ----------   ----------   ----------   -----------   -----------
Dividend income...............................  $  166,236   $  140,524    $ 11,915    $    24,232   $   228,055
Mortality and expense risk charges (Note 3)...      42,087       29,233      34,643         45,598       516,836
                                                ----------   ----------    --------     ----------   -----------
Net investment income (loss)..................     124,149      111,291     (22,728)       (21,366)     (288,781)
                                                ----------   ----------    --------     ----------   -----------
Realized and unrealized gains on investments
  (Note 2):
  Proceeds from sales.........................   3,191,219    1,289,952     718,004      1,656,065     8,065,662
  Cost of shares sold.........................   3,191,219    1,249,931     604,108      1,599,533     6,680,543
                                                ----------   ----------    --------     ----------   -----------
Net realized gains on investments.............           0       40,021     113,896         56,532     1,385,119
Net increase in unrealized appreciation of
  investments.................................           0      174,324     780,175        420,585    13,614,561
                                                ----------   ----------    --------     ----------   -----------
Net realized and unrealized gains on
  investments.................................           0      214,345     894,071        477,117    14,999,680
                                                ----------   ----------    --------     ----------   -----------
Net increase in net assets resulting from
  operations..................................  $  124,149   $  325,636    $871,343    $   455,751   $14,710,899
                                                ==========   ==========    ========     ==========   ===========


                       See notes to financial statements.

                                  MONY AMERICA



                               VARIABLE ACCOUNT A



                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                             MONY SERIES FUND, INC.
                                                    ------------------------------------------------------------------------
                                                                                                                INTERMEDIATE
                                                           EQUITY GROWTH                 EQUITY INCOME           TERM BOND
                                                            SUBACCOUNT                    SUBACCOUNT             SUBACCOUNT
                                                    ---------------------------   ---------------------------   ------------
                                                      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                        1995           1994           1995           1994           1995
                                                    ------------   ------------   ------------   ------------   ------------
From operations:
  Net investment income...........................    $ 51,329      $   12,588     $   44,918     $   47,982    $ 1,359,836
  Net realized gains (losses) on investments......      89,373          36,154         39,661         22,326       (217,729)
  Net increase (decrease) in unrealized
    appreciation of investments...................     113,737         (41,034)       211,754        (76,424)     2,334,874
                                                      --------      ----------     ----------     ----------    -----------
Net increase (decrease) in net assets resulting
  from operations.................................     254,439           7,708        296,333         (6,116)     3,476,981
                                                      --------      ----------     ----------     ----------    -----------
From unit transactions:
  Net proceeds from the issuance of units.........      19,737          59,762         25,913         78,166      6,168,848
  Net asset value of units redeemed or used to
    meet contract obligations.....................     248,505         135,671        163,157        106,044      5,230,269
                                                      --------      ----------     ----------     ----------    -----------
Net increase (decrease) from unit transactions....    (228,768)        (75,909)      (137,244)       (27,878)       938,579
                                                      --------      ----------     ----------     ----------    -----------
Net increase (decrease) in net assets.............      25,671         (68,201)       159,089        (33,994)     4,415,560
Net assets beginning of year......................     942,738       1,010,939        975,023      1,009,017     26,210,866
                                                      --------      ----------     ----------     ----------    -----------
Net assets end of year*...........................    $968,409      $  942,738     $1,134,112     $  975,023    $30,626,426
                                                      ========      ==========     ==========     ==========    ===========
Units outstanding beginning of year...............      46,927          50,759         51,336         52,872      1,753,781
Units issued during the year......................         874           2,986          1,242          4,033        382,452
Units redeemed during the year....................      10,433           6,818          7,187          5,569        329,715
                                                      --------      ----------     ----------     ----------    -----------
Units outstanding end of year.....................      37,368          46,927         45,391         51,336      1,806,518
                                                      ========      ==========     ==========     ==========    ===========
* Includes undistributed net investment income of:    $152,322      $  100,993     $  401,085     $  356,167    $ 4,944,176


                                                                         LONG TERM BOND
                                                                           SUBACCOUNT
                                                                   ---------------------------
                                                      FOR THE        FOR THE        FOR THE
                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                        1994           1995           1994
                                                    ------------   ------------   ------------
From operations:
  Net investment income...........................  $ 1,182,720    $ 2,243,045    $ 2,155,360
  Net realized gains (losses) on investments......     (282,740 )     (972,892 )     (833,747 )
  Net increase (decrease) in unrealized
    appreciation of investments...................   (1,651,723 )    9,104,767     (4,797,147 )
                                                    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
  from operations.................................     (751,743 )   10,374,920     (3,475,534 )
                                                    -----------    -----------    -----------
From unit transactions:
  Net proceeds from the issuance of units.........    9,508,436     13,405,984     15,748,446
  Net asset value of units redeemed or used to
    meet contract obligations.....................    8,268,006      8,681,500     21,824,839
                                                    -----------    -----------    -----------
Net increase (decrease) from unit transactions....    1,240,430      4,724,484     (6,076,393 )
                                                    -----------    -----------    -----------
Net increase (decrease) in net assets.............      488,687     15,099,404     (9,551,927 )
Net assets beginning of year......................   25,722,179     36,139,511     45,691,438
                                                    -----------    -----------    -----------
Net assets end of year*...........................  $26,210,866    $51,238,915    $36,139,511
                                                    ===========    ===========    ===========
Units outstanding beginning of year...............    1,673,790      2,245,807      2,631,575
Units issued during the year......................      629,461        714,746        943,142
Units redeemed during the year....................      549,470        482,880      1,328,910
                                                    -----------    -----------    -----------
Units outstanding end of year.....................    1,753,781      2,477,673      2,245,807
                                                    ===========    ===========    ===========
* Includes undistributed net investment income of:  $ 3,584,340    $ 9,159,909    $ 6,916,864



                       See notes to financial statements.

                                  MONY AMERICA



                               VARIABLE ACCOUNT A



                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                                                   MONY SERIES FUND, INC.--(CONTINUED)
                                         ----------------------------------------------------------------------------------------
                                                                                                              GOVERNMENT
                                                                                                              SECURITIES
                                                                                                              SUBACCOUNT
                                                                                                     ----------------------------
                                                 DIVERSIFIED                  MONEY MARKET                             FOR THE
                                                 SUBACCOUNT                    SUBACCOUNT                              PERIOD
                                         ---------------------------   ---------------------------                  NOVEMBER 22,
                                           FOR THE        FOR THE        FOR THE        FOR THE        FOR THE         1994**
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             1995           1994           1995           1994           1995           1994
                                         ------------   ------------   ------------   ------------   ------------   -------------
From operations:
  Net investment income................   $   73,868     $   34,425    $  2,866,329   $  1,352,440    $  194,429      $     828
  Net realized gains (losses) on
     investments.......................       59,009         19,183               0              0        93,069              0
  Net increase (decrease) in unrealized
     appreciation of investments.......      248,851        (58,060)              0              0        (2,911)          (904)
                                          ----------     ----------     -----------    -----------    ----------       --------
Net increase (decrease) in net assets
  resulting from operations............      381,728         (4,452)      2,866,329      1,352,440       284,587            (76)
                                          ----------     ----------     -----------    -----------    ----------       --------
From unit transactions:
  Net proceeds from the issuance of
     units.............................       73,106        102,471     387,429,226    321,019,860     7,481,232        174,231
  Net asset value of units redeemed or
     used to meet contract
     obligations.......................      223,895        143,496     370,351,387    299,495,468       465,806              0
                                          ----------     ----------     -----------    -----------    ----------       --------
Net increase (decrease) from unit
  transactions.........................     (150,789)       (41,025)     17,077,839     21,524,392     7,015,426        174,231
                                          ----------     ----------     -----------    -----------    ----------       --------
Net increase (decrease) in net
  assets...............................      230,939        (45,477)     19,944,168     22,876,832     7,300,013        174,155
Net assets beginning of year...........    1,575,388      1,620,865      71,343,027     48,466,195       174,155              0
                                          ----------     ----------     -----------    -----------    ----------       --------
Net assets end of year*................   $1,806,327     $1,575,388    $ 91,287,195   $ 71,343,027    $7,474,168      $ 174,155
                                          ==========     ==========     ===========    ===========    ==========       ========
Units outstanding beginning of year....       90,907         93,312       5,304,884      3,698,103        17,347              0
Units issued during the year...........        3,710          5,848      28,090,440     24,225,370       706,241         17,347
Units redeemed during the year.........       11,106          8,253      26,890,645     22,618,589        43,877              0
                                          ----------     ----------     -----------    -----------    ----------       --------
Units outstanding end of year..........       83,511         90,907       6,504,679      5,304,884       679,711         17,347
                                          ==========     ==========     ===========    ===========    ==========       ========
---------------
 * Includes undistributed net
  investment income of:                   $  630,440     $  556,572    $  7,170,564   $  4,304,235    $  195,257      $     828



** Commencement of operations.



                       See notes to financial statements.

                                  MONY AMERICA



                               VARIABLE ACCOUNT A



                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                ENTERPRISE ACCUMULATION TRUST
                                    --------------------------------------------------------------------------------------
                                              EQUITY                     SMALL CAP                      MANAGED
                                            SUBACCOUNT                   SUBACCOUNT                    SUBACCOUNT
                                    --------------------------  ----------------------------  ----------------------------
                                      FOR THE       FOR THE       FOR THE        FOR THE         FOR THE        FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                        1995          1994          1995           1994            1995           1994
                                    ------------  ------------  ------------  --------------  --------------  ------------
From operations:
 Net investment income (loss)...... $ 6,291,238   $   835,913   $ 7,046,795   $   4,864,392   $  60,081,056   $17,502,663
 Net realized gains (losses) on
   investments.....................   4,120,247     2,580,938       271,832       2,054,819      28,817,432    20,641,817
 Net increase (decrease) in
   unrealized appreciation of
   investments.....................  21,768,708    (1,808,298 )   6,498,712      (8,145,294 )   206,163,963   (32,810,120)
                                    ------------  -----------   ------------   ------------   --------------  ------------
Net increase (decrease) in net
 assets resulting from
 operations........................  32,180,193     1,608,553    13,817,339      (1,226,083 )   295,062,451     5,334,360
                                    ------------  -----------   ------------   ------------   --------------  ------------
From unit transactions:
 Net proceeds from the issuance of
   units...........................  51,339,101    29,386,142    35,366,448      66,054,130     304,419,702   237,090,207
 Net asset value of units redeemed
   or used to meet contract
   obligations.....................  13,768,394    11,715,014    31,951,502      29,598,056      94,036,492    92,203,422
                                    ------------  -----------   ------------   ------------   --------------  ------------
Net increase from unit
 transactions......................  37,570,707    17,671,128     3,414,946      36,456,074     210,383,210   144,886,785
                                    ------------  -----------   ------------   ------------   --------------  ------------
Net increase in net assets.........  69,750,900    19,279,681    17,232,285      35,229,991     505,445,661   150,221,145
Net assets beginning of year.......  75,779,020    56,499,339   128,761,504      93,531,513     603,666,958   453,445,813
                                    ------------  -----------   ------------   ------------   --------------  ------------
Net assets end of year*............ $145,529,920  $75,779,020   $145,993,789  $ 128,761,504   $1,109,112,619  $603,666,958
                                    ============  ===========   ============   ============   ==============  ============
Units outstanding beginning of
 year..............................   3,865,965     2,956,822     5,924,266       4,249,653      24,924,610    18,964,250
Units issued during the year.......   2,143,227     1,509,820     1,572,208       3,073,217       9,733,146     9,679,254
Units redeemed during the year.....     582,681       600,677     1,441,002       1,398,604       3,117,523     3,718,894
                                    ------------  -----------   ------------   ------------   --------------  ------------
Units outstanding end of year......   5,426,511     3,865,965     6,055,472       5,924,266      31,540,233    24,924,610
                                    ============  ===========   ============   ============   ==============  ============
---------------
 * Includes undistributed net
   investment income (loss) of:     $ 8,216,372   $ 1,925,134   $14,380,408   $   7,333,613   $  85,564,180   $25,483,124
** Commencement of operations.

                                         INTERNATIONAL GROWTH            HIGH YIELD BOND
                                              SUBACCOUNT                    SUBACCOUNT
                                     ----------------------------  ----------------------------
                                                   FOR THE PERIOD                FOR THE PERIOD
                                                    NOVEMBER 23,                  NOVEMBER 28,
                                       FOR THE         1994**        FOR THE         1994**
                                      YEAR ENDED      THROUGH       YEAR ENDED      THROUGH
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1995           1994           1995           1994
                                     ------------  --------------  ------------  --------------
From operations:
 Net investment income (loss)......  $   681,622     ($   1,224)   $   523,281      $  1,409
 Net realized gains (losses) on
   investments.....................      188,071           (193)        98,234            (1)
 Net increase (decrease) in
   unrealized appreciation of
   investments.....................      765,785         19,225        142,908           402
                                     -----------     ----------    -----------     ---------
Net increase (decrease) in net
 assets resulting from
 operations........................    1,635,478         17,808        764,423         1,810
                                     -----------     ----------    -----------     ---------
From unit transactions:
 Net proceeds from the issuance of
   units...........................   14,604,230      2,044,932     13,314,491       268,256
 Net asset value of units redeemed
   or used to meet contract
   obligations.....................    1,955,796             90        562,893             4
                                     -----------     ----------    -----------     ---------
Net increase from unit
 transactions......................   12,648,434      2,044,842     12,751,598       268,252
                                     -----------     ----------    -----------     ---------
Net increase in net assets.........   14,283,912      2,062,650     13,516,021       270,062
Net assets beginning of year.......    2,062,650              0        270,062             0
                                     -----------     ----------    -----------     ---------
Net assets end of year*............  $16,346,562     $2,062,650    $13,786,083      $270,062
                                     ===========     ==========    ===========     =========
Units outstanding beginning of
 year..............................      208,202              0         26,870             0
Units issued during the year.......    1,442,749        208,211      1,218,090        26,870
Units redeemed during the year.....      193,969              9         50,645             0
                                     -----------     ----------    -----------     ---------
Units outstanding end of year......    1,456,982        208,202      1,194,315        26,870
                                     ===========     ==========    ===========     =========
---------------
 * Includes undistributed net
   investment income (loss) of:      $   680,398     ($   1,224)   $   524,690      $  1,409
** Commencement of operations.


                       See notes to financial statements.

                                  MONY AMERICA



                               VARIABLE ACCOUNT A



                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                   QUEST FOR VALUE ACCUMULATION TRUST
                                               ---------------------------------------------------------------------------
                                                       MONEY MARKET                       BOND                  EQUITY
                                                        SUBACCOUNT                     SUBACCOUNT             SUBACCOUNT
                                               -----------------------------  -----------------------------  -------------
                                                              FOR THE PERIOD                 FOR THE PERIOD
                                                              SEPTEMBER 17,                  SEPTEMBER 17,
                                                  FOR THE         1994**         FOR THE         1994**         FOR THE
                                                YEAR ENDED       THROUGH       YEAR ENDED       THROUGH       YEAR ENDED
                                               DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                   1995            1994           1995            1994           1995
                                               -------------  --------------  -------------  --------------  -------------
From operations:
  Net investment income (loss)................  $   124,149     $   24,464     $   111,291     $   40,971     ($   22,728)
  Net realized gains (losses) on
    investments...............................            0              0          40,021         (2,166)        113,896
  Net increase (decrease) in unrealized
    appreciation of investments...............            0              0         174,324        (59,050)        780,175
                                                 ----------     ----------     -----------     ----------      ----------
Net increase (decrease) in net assets
  resulting from operations...................      124,149         24,464         325,636        (20,245)        871,343
                                                 ----------     ----------     -----------     ----------      ----------
From unit transactions:
  Net proceeds from the issuance of units.....    3,607,557      3,150,273         213,153      2,975,062         122,424
  Net asset value of units redeemed or used to
    meet contract obligations.................    3,138,264        230,640       1,262,489        157,888         680,113
                                                 ----------     ----------     -----------     ----------      ----------
Net increase (decrease) from unit
  transactions................................      469,293      2,919,633      (1,049,336)     2,817,174        (557,689)
                                                 ----------     ----------     -----------     ----------      ----------
Net increase (decrease) in net assets.........      593,442      2,944,097        (723,700)     2,796,929         313,654
Net assets beginning of year..................    2,944,097              0       2,796,929              0       2,540,774
                                                 ----------     ----------     -----------     ----------      ----------
Net assets end of year*.......................  $ 3,537,539     $2,944,097     $ 2,073,229     $2,796,929     $ 2,854,428
                                                 ==========     ==========     ===========     ==========      ==========
Units outstanding beginning of year...........      234,062              0         198,239              0         129,693
Units issued during the year..................      282,367        252,462          13,880        209,397           5,049
Units redeemed during the year................      245,410         18,400          83,041         11,158          28,570
                                                 ----------     ----------     -----------     ----------      ----------
Units outstanding end of year.................      271,019        234,062         129,078        198,239         106,172
                                                 ==========     ==========     ===========     ==========      ==========
---------------
 * Includes undistributed net investment
   income (loss) of:                            $   148,613     $   24,464     $   152,262     $   40,971     ($   31,951)
** Commencement of operations.

                                                                          SMALL CAP                       MANAGED
                                                                         SUBACCOUNT                     SUBACCOUNT
                                                                -----------------------------  -----------------------------
                                                FOR THE PERIOD                 FOR THE PERIOD                 FOR THE PERIOD
                                                SEPTEMBER 17,                  SEPTEMBER 17,                  SEPTEMBER 17,
                                                    1994**         FOR THE         1994**         FOR THE         1994**
                                                   THROUGH       YEAR ENDED       THROUGH       YEAR ENDED       THROUGH
                                                 DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                     1994           1995            1994           1995            1994
                                                --------------  -------------  --------------  -------------  --------------
From operations:
  Net investment income (loss)................    ($   9,223)    ($   21,366)    ($  14,967)    ($  288,781)   ($   129,227)
  Net realized gains (losses) on
    investments...............................        (1,266)         56,532         (2,448)      1,385,119         (21,426)
  Net increase (decrease) in unrealized
    appreciation of investments...............       (61,888)        420,585        (22,712)     13,614,561      (1,627,470)
                                                  ----------     -----------     ----------     -----------     -----------
Net increase (decrease) in net assets
  resulting from operations...................       (72,377)        455,751        (40,127)     14,710,899      (1,778,123)
                                                  ----------     -----------     ----------     -----------     -----------
From unit transactions:
  Net proceeds from the issuance of units.....     2,631,427         185,178      4,342,410       2,329,894      37,312,175
  Net asset value of units redeemed or used to
    meet contract obligations.................        18,276       1,530,650         63,487       7,328,456         403,092
                                                  ----------     -----------     ----------     -----------     -----------
Net increase (decrease) from unit
  transactions................................     2,613,151      (1,345,472)     4,278,923      (4,998,562)     36,909,083
                                                  ----------     -----------     ----------     -----------     -----------
Net increase (decrease) in net assets.........     2,540,774        (889,721)     4,238,796       9,712,337      35,130,960
Net assets beginning of year..................             0       4,238,796              0      35,130,960               0
                                                  ----------     -----------     ----------     -----------     -----------
Net assets end of year*.......................    $2,540,774     $ 3,349,075     $4,238,796     $44,843,297    $ 35,130,960
                                                  ==========     ===========     ==========     ===========     ===========
Units outstanding beginning of year...........             0         197,050              0       1,449,807               0
Units issued during the year..................       130,630           7,680        200,054          79,150       1,466,229
Units redeemed during the year................           937          67,986          3,004         242,663          16,422
                                                  ----------     -----------     ----------     -----------     -----------
Units outstanding end of year.................       129,693         136,744        197,050       1,286,294       1,449,807
                                                  ==========     ===========     ==========     ===========     ===========
---------------
 * Includes undistributed net investment
   income (loss) of:                              ($   9,223)    ($   36,333)    ($  14,967)    ($  418,008)   ($   129,227)
** Commencement of operations.


                       See notes to financial statements.

                                  MONY AMERICA



                               VARIABLE ACCOUNT A



                         NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND BUSINESS



     MONY America Variable Account A (the "Variable Account") is a separate investment account established on March 27, 1987 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.



     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used only to support flexible payment variable annuity policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"). MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.



     There are currently seventeen subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise") or the Quest for Value Accumulation Trust ("Quest") (collectively, the "Funds"). The Funds are registered under the 1940 Act as open end, diversified, management investment companies.



     A full presentation of the related financial statements and footnotes of the Fund, Enterprise and Quest are contained on pages 66 to 128; 129 to 174; and 175 to 230; respectively, and should be read in conjunction with these financial statements.



2. SIGNIFICANT ACCOUNTING POLICIES



  Investments:



     The investment in shares of each of the respective portfolios is stated at the net asset value of each portfolio. Except for the Money Market Portfolio, net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset values are based on the amortized cost of the securities held which approximates value.



3. RELATED PARTY TRANSACTIONS



     MONY America is the legal holder of the assets of the Variable Account.



     Purchase payments received from MONY America by the Variable Account represent gross purchase payments recorded by MONY America less deductions retained for any premium taxes.



     A periodic deduction is made from the cash value of the contract for the Annual Contract Charge. The deduction is for the expenses of administration and is treated by the Variable Account as a contractholder redemption. The amount deducted from all subaccounts for 1995 was $1,330,841.



     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 1.25 percent of aggregate average daily net assets. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.



     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.



4. CHANGE IN ADVISORY ARRANGEMENT



     Quest offered its shares to variable annuity separate accounts of the Mutual Life Insurance Company of New York ("MONY") and its affiliate, MONY Life Insurance Company of America as a funding vehicle for the MONYMaster and ValueMaster variable annuity contracts issued by them. Quest also offered its shares

                                  MONY AMERICA



                               VARIABLE ACCOUNT A



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



4. CHANGE IN ADVISORY ARRANGEMENT (CONTINUED)


to variable annuity separate accounts of Provident Mutual Life Insurance Company of Philadelphia and its affiliate, Provident Mutual Life and Annuity Company of America (together, the "PM Companies") as a funding vehicle for certain variable annuity contracts issued by these insurers. Owners of ValueMaster contracts and contracts issued by the PM Companies are referred to herein as "non-MONYMaster" contract owners.



     On May 26, 1994, the Board of Trustees (the "Trustees") of Quest approved new advisory arrangements for the Equity, Small Cap and Managed Portfolios of Quest. Such advisory arrangements were approved by the shareholders of each portfolio at a special meeting called for such purpose (the "Special Meeting"). Under the new arrangements, Enterprise became the investment adviser for the three portfolios, and Quest for Value Advisors ("Quest Advisors"), the portfolios' former investment adviser, became sub-adviser to these portfolios, subject to the oversight of Enterprise. The two firms are rendering these services at the same aggregate annual advisory fee rate as is currently in effect (.60% of average daily net assets). The current advisory arrangements were not changed for the Bond and Money Market Portfolios of Quest.



     In connection with the implementation of new advisory arrangements as described above, the assets of the Equity, Small Cap, Managed, Bond and Money Market Portfolios of Quest supporting the non-MONYMaster contracts were transferred on a pro-rata basis to substantially identical corresponding portfolios of a newly-formed management investment company advised by Quest Advisors, the new Quest for Value Accumulation Trust (the "New Quest"). The division of net assets were in accordance with relative net asset value of the shares of each portfolio of Quest attributable to MONYMaster contract owners and non-MONYMaster contract owners, respectively. Shares of each portfolio attributable to non-MONYMaster contract owners were redeemed in kind at net asset value without a sales charge, and such assets were reinvested in the New Quest by using such assets to purchase an equivalent number of shares of the New Quest.



     The assets transferred to New Quest were as follows:



        Equity..........................................................  $ 2,591,985
        Small Cap.......................................................    4,235,745
        Managed.........................................................   37,076,482
        Bond............................................................    2,974,135
        Money Market....................................................    2,780,980



     This transaction resulted in an adjustment to the basis of the net assets reinvested in New Quest. As a result, the Equity, Small Cap, Managed and Bond Subaccounts recognized unrealized appreciation/ (depreciation) of $443,166, $235,611, $6,460,220 and ($348,510), respectively, on September 16, 1994 as a realized gain/(loss) on the net assets redeemed.

                                  MONY AMERICA



                               VARIABLE ACCOUNT A



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5. INVESTMENTS



     Investment In MONY Series Fund, Inc. at cost, at December 31, 1995 consist of the following:



                                     EQUITY      EQUITY     INTERMEDIATE    LONG TERM                     MONEY       GOVERNMENT
                                     GROWTH      INCOME      TERM BOND        BOND       DIVERSIFIED      MARKET      SECURITIES
                                    PORTFOLIO   PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                    ---------   ---------   ------------   -----------   -----------   ------------   ----------
Shares beginning of year:
  Shares..........................    45,786      62,783      2,688,294      3,451,720       119,893     71,343,027      18,313
  Amount..........................  $871,196    $937,463    $28,649,390    $41,534,275   $ 1,544,137   $ 71,343,027   $ 175,059
                                    --------    --------    -----------    -----------    ----------   ------------   ----------
Shares acquired:
  Shares..........................     1,285       1,718        773,868      1,306,665         5,793    405,884,223     836,011
  Amount..........................  $ 30,868    $ 29,952    $ 8,266,867    $16,060,333   $    87,466   $405,884,223   $8,457,655
Shares received for reinvestment
  of dividends:
  Shares..........................     2,537       2,976        161,537        214,415         6,076      3,708,654      23,022
  Amount..........................  $ 63,713    $ 58,355    $ 1,707,446    $ 2,761,661   $    95,512   $  3,708,654   $ 235,059
Shares redeemed:
  Shares..........................    11,042       9,644        726,213        994,624        16,856    389,648,709     145,301
  Amount..........................  $182,647    $140,972    $ 7,893,627    $12,827,357   $   200,890   $389,648,709   $1,389,790
                                    --------    --------    -----------    -----------    ----------   ------------   ----------
Net change:
  Shares..........................    (7,220 )    (4,950 )      209,192        526,456        (4,987)    19,944,168     713,732
  Amount..........................  ($88,066 )  ($ 52,665)  $ 2,080,686    $ 5,994,637     ($ 17,912)  $ 19,944,168   $7,302,924
                                    --------    --------    -----------    -----------    ----------   ------------   ----------
Shares end of year:
  Shares..........................    38,566      57,833      2,897,486      3,978,176       114,906     91,287,195     732,045
  Amount..........................  $783,130    $884,798    $30,730,076    $47,528,912   $ 1,526,225   $ 91,287,195   $7,477,983
                                    ========    ========    ===========    ===========    ==========   ============   ==========



     Investment in Enterprise Accumulation Trust at cost, at December 31, 1995 consists of the following:



                                                                            INTERNATIONAL
                                  EQUITY       SMALL CAP       MANAGED         GROWTH       HIGH YIELD
                                PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                               ------------   ------------   ------------   -------------   -----------
Shares beginning of year:
  Shares.....................     4,179,758      7,332,660     28,994,571         416,697        54,239
  Amount.....................  $ 73,150,722   $128,483,008   $597,700,552    $  2,043,425   $   269,660
                               ------------   ------------   ------------     -----------   -----------
Shares acquired:
  Shares.....................     2,548,366      2,177,758     12,528,986       3,194,145     2,807,573
  Amount.....................  $ 54,709,923   $ 38,754,964   $323,421,721    $ 16,268,667   $14,674,927
Shares received for
  reinvestment of dividends:
  Shares.....................       368,281        498,088      2,882,791         146,981       114,893
  Amount.....................  $  7,642,676   $  8,716,607   $ 70,753,028    $    796,201   $   606,469
Shares redeemed:
  Shares.....................       863,860      2,108,409      4,879,882         725,066       380,456
  Amount.....................  $ 14,370,407   $ 36,737,998   $ 94,893,051    $  3,546,741   $ 1,908,283
                               ------------   ------------   ------------     -----------   -----------
Net change:
  Shares.....................     2,052,787        567,437     10,531,895       2,616,060     2,542,010
  Amount.....................  $ 47,982,192   $ 10,733,573   $299,281,698    $ 13,518,127   $13,373,113
                               ------------   ------------   ------------     -----------   -----------
Shares end of year:
  Shares.....................     6,232,545      7,900,097     39,526,466       3,032,757     2,596,249
  Amount.....................  $121,132,914   $139,216,581   $896,982,250    $ 15,561,552   $13,642,773
                               ============   ============   ============     ===========   ===========

                                  MONY AMERICA



                               VARIABLE ACCOUNT A



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)

     Investment in Quest for Value Accumulation Trust at cost, at December 31, 1995 consists of the following:



                                    MONEY MARKET      BOND        EQUITY     SMALL CAP      MANAGED
                                     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
                                    ------------   ----------   ----------   ----------   -----------
Shares beginning of year:
  Shares..........................    2,944,097       304,014      140,219      243,889     1,686,556
  Amount..........................   $2,944,097    $2,855,979   $2,602,662   $4,261,508   $36,758,430
                                    ------------   ------------ ------------ -----------  -----------
Shares acquired:
  Shares..........................    3,618,425        21,952        5,648       14,352        97,695
  Amount..........................   $3,618,425    $  211,383   $  125,672   $  264,995   $ 2,550,264
Shares received for reinvestment
  of dividends:
  Shares..........................      164,857        14,459          613        1,424        10,029
  Amount..........................   $  164,857    $  139,754   $   11,915   $   24,232   $   228,055
Shares redeemed:
  Shares..........................    3,191,219       132,971       32,531       91,454       306,447
  Amount..........................   $3,191,219    $1,249,931   $  604,108   $1,599,533   $ 6,680,543
                                    ------------   ------------ ------------ -----------  -----------
Net change:
  Shares..........................      592,063       (96,560)     (26,270)     (75,678)     (198,723)
  Amount..........................   $  592,063    ($ 898,794)  ($ 466,521)  ($1,310,306) ($ 3,902,224)
                                    ------------   ------------ ------------ -----------  -----------
Shares end of year:
  Shares..........................    3,536,160       207,454      113,949      168,211     1,487,833
  Amount..........................   $3,536,160    $1,957,185   $2,136,141   $2,951,202   $32,856,206
                                    ============   ============ ============ ===========  ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of


MONY Life Insurance Company of America:



     We have audited the accompanying balance sheets of MONY Life Insurance Company of America as of December 31, 1995 and 1994, and the related statements of operations, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MONY Life Insurance Company of America as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Arizona, which are considered generally accepted accounting principles for stock life insurance subsidiaries of mutual life insurance companies.



     Our audits were conducted for the purpose of expressing an opinion on the financial statements taken as a whole. The Supplemental Schedule of Selected Financial Data is presented to comply with the NAIC's Annual Statement Instructions and is not a required part of the basic financial statements. The Supplemental Schedule of Selected Financial Data has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.



New York, New York


February 21, 1996

                     MONY LIFE INSURANCE COMPANY OF AMERICA



                                 BALANCE SHEETS



                                                                             DECEMBER 31,
                                                                        -----------------------
                                                                           1995         1994
                                                                        ----------   ----------
                                                                            (IN THOUSANDS)
ASSETS
Cash..................................................................  $    3,663   $   10,394
Investments:
  Short-term investments..............................................     121,499       68,268
  Bonds...............................................................   1,017,646      992,054
  Common stocks.......................................................         690          300
  Mortgage loans......................................................     173,154      175,708
  Real estate.........................................................      58,375       69,893
  Policy loans........................................................      38,124       32,364
  Other invested assets...............................................       7,953        7,293
Investment income due and accrued.....................................      21,383       21,898
Other assets..........................................................       9,777       16,997
Separate account assets...............................................   1,685,770      998,100
                                                                         ---------    ---------
          Total assets................................................  $3,138,034   $2,393,269
                                                                         =========    =========
POLICY RESERVES, LIABILITIES, CAPITAL AND SURPLUS
Policy reserves:
  Life insurance and annuity reserves.................................  $1,319,777   $1,289,343
  Deposits left with the Company......................................      23,287       15,088
Liabilities:
  Policy claims in process of settlement..............................       6,531        3,255
  Taxes accrued.......................................................      16,965        7,548
  Other liabilities...................................................      13,979        2,557
  Transfers from separate accounts....................................     (65,082)     (48,616)
  Separate account liabilities........................................   1,685,770      998,100
  Interest maintenance reserve........................................       3,138        3,179
  Investment reserves.................................................       4,000        4,000
  Asset valuation reserve.............................................      14,039       13,900
                                                                         ---------    ---------
          Total policy reserves and liabilities.......................   3,022,404    2,288,354
Capital and surplus:
  Capital stock, $1.00 par value; authorized, 5,000,000 shares issued
     and outstanding 2,500,000 shares.................................       2,500        2,500
  Additional paid-in capital..........................................     133,500      123,500
  Unassigned funds....................................................     (20,370)     (21,085)
                                                                         ---------    ---------
          Total capital and surplus...................................     115,630      104,915
                                                                         ---------    ---------
          Total policy reserves, liabilities, capital and surplus.....  $3,138,034   $2,393,269
                                                                         =========    =========


   The accompanying notes are an integral part of these financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA



                            STATEMENTS OF OPERATIONS



                                                                                   FOR THE YEARS ENDED
                                                                                      DECEMBER 31,
                                                                                  ---------------------
                                                                                    1995         1994
                                                                                  --------     --------
                                                                                     (IN THOUSANDS)
Premiums, annuity considerations and fund deposits..............................  $607,099     $500,329
Net investment income...........................................................   104,923       96,287
Other income (net)..............................................................     2,557           23
                                                                                  --------     --------
                                                                                   714,579      596,639
Policyholder benefits...........................................................   309,335      246,105
Change in policy and contract reserves..........................................    38,633       42,117
Commissions.....................................................................    32,257       24,682
Operating expenses..............................................................    44,713       34,451
Transfer to separate accounts...................................................   275,600      237,588
                                                                                  --------     --------
                                                                                   700,538      584,943
Net gain from operations before federal income taxes............................    14,041       11,696
Federal income taxes............................................................     7,984        3,241
                                                                                  --------     --------
Net gain from operations........................................................     6,057        8,455
  Net realized capital losses (See Note 4)......................................    (1,410)      (2,344)
                                                                                  --------     --------
Net Income......................................................................  $  4,647     $  6,111
                                                                                  ========     ========


   The accompanying notes are an integral part of these financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA



                       STATEMENTS OF CAPITAL AND SURPLUS



                                                                         FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                       -----------------------
                                                                         1995           1994
                                                                       --------       --------
                                                                           (IN THOUSANDS)
Capital and Surplus, beginning of year...............................  $104,915       $102,233
                                                                       --------       --------
Net income...........................................................     4,647          6,111
Change in net unrealized capital losses..............................    (3,846)       (13,043)
Change in non-admitted assets........................................        53            311
Change in asset valuation reserve....................................      (139)          (697)
Change in investment reserves........................................        --         10,000
Increase in paid-in capital..........................................    10,000             --
                                                                       --------       --------
Net change in capital and surplus for the year.......................    10,715          2,682
                                                                       --------       --------
Capital and Surplus, end of year.....................................  $115,630       $104,915
                                                                       ========       ========



   The accompanying notes are an integral part of these financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                            STATEMENTS OF CASH FLOWS


                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                     -------------------------
                                                                       1995            1994
                                                                     ---------       ---------
                                                                          (IN THOUSANDS)
CASH FLOW PROVIDED FROM OPERATIONS:
  Premiums, annuity considerations and fund deposits...............  $ 607,410       $ 500,312
  Investment income net of investment expenses.....................    107,636         100,491
  Other income.....................................................      2,555              --
  Net change in policy loans.......................................     (5,761)         (1,829)
  Policy benefits paid.............................................   (307,107)       (241,776)
  Transfers to separate accounts...................................   (292,066)       (250,360)
  Commissions, other expenses and taxes paid.......................    (76,337)        (57,174)
                                                                     ---------       ---------
          Net cash from operations.................................     36,330          49,664
                                                                     ---------       ---------
PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID:
  Bonds............................................................    148,517         317,540
  Stocks...........................................................          5           2,524
  Mortgage loans...................................................     20,465          47,899
  Real estate......................................................     19,751           6,826
  Other invested assets............................................        162             382
                                                                     ---------       ---------
          Total investment proceeds................................    188,900         375,171
                                                                     ---------       ---------
OTHER CASH PROVIDED:
  Increase in paid in capital......................................     10,000              --
  Other sources....................................................     18,693             303
                                                                     ---------       ---------
          Total cash provided......................................    253,923         425,138
                                                                     ---------       ---------
CASH APPLIED:
  Cost of investments acquired:
     Bonds.........................................................    177,057         328,444
     Stocks........................................................        400             442
     Mortgage loans................................................     23,813          24,689
     Real estate...................................................      5,530           5,276
     Other invested assets.........................................        354             393
                                                                     ---------       ---------
          Total investments acquired...............................    207,154         359,244
                                                                     ---------       ---------
  Other cash applied...............................................        269          24,121
                                                                     ---------       ---------
          Total cash applied.......................................    207,423         383,365
                                                                     ---------       ---------
  Net change in cash and short-term investments....................     46,500          41,773
Cash and short-term investments, beginning of year.................     78,662          36,889
                                                                     ---------       ---------
Cash and short-term investments, end of year.......................  $ 125,162       $  78,662
                                                                     =========       =========


   The accompanying notes are an integral part of these financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA



                         NOTES TO FINANCIAL STATEMENTS



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



  Nature of Operations



     MONY Life Insurance Company of America (the "Company"), an Arizona corporation, is a wholly owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"), a mutual life insurance company. The Company's primary business is to provide interest-sensitive life insurance and asset accumulation products to business owners, growing families, and pre-retirees. The Company's insurance and financial products are marketed and distributed directly to individuals primarily through MONY's career agency sales force. These products are sold throughout the United States (except New York) and Puerto Rico.



  Basis of Presentation



     The Company's financial statements have been prepared on the basis of accounting practices and procedures prescribed or permitted by the Insurance Department of the State of Arizona, which are currently considered to be generally accepted accounting principals ("GAAP") for stock life insurance subsidiaries (domiciled in Arizona) of mutual life insurance companies (see Note
13). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



     The following is a description of the principal accounting practices and procedures:



          a. Premiums are included in revenue over the premium payment periods of the related policies. Annuity considerations and fund deposits are included in revenue as received.



          Commissions and other costs related to issuance, maintenance and settlement of policies are charged to operations in the year incurred.



          b. Short-term investments are carried at cost and consist of securities with maturities of three months or less. Bonds not backed by other loans, which are eligible for amortization under rules promulgated by the National Association of Insurance Commissioners ("NAIC"), are carried at amortized cost, while all other bonds are carried at values adopted by the NAIC, which approximate fair market value. Loan backed bonds and structured securities are valued at amortized cost using the effective interest method considering anticipated prepayments at the date of purchase; significant changes in the estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Common stocks are carried at market value. Preferred stocks are carried at cost. Policy loans are carried at their unpaid balances.



          Mortgage loans other than those in process of foreclosure are carried at their unpaid balances adjusted for unamortized discount. Real estate owned for investment is carried at depreciated cost, less encumbrances. There were no encumbrances in 1995 or in 1994. Joint venture partnerships in real estate are included in other invested assets and are carried principally at their equity value. Other investments are generally carried at cost.



          Real estate acquired through foreclosure is carried at the lower of cost or the estimated fair value at the time of foreclosure, less cumulative depreciation and encumbrances. Mortgage loans in process of foreclosure are also carried at the lower of cost or the estimated fair value. Fair value is determined by using the estimated discounted cash flows expected from the underlying real estate properties. These projected cash flows are based on estimates regarding future operating expenses, lease rates, occupancy levels and investors' targeted yields.



          The Company provides, through a direct charge to surplus, an investment valuation reserve for permanent impairment of real estate investments, joint venture partnerships in real estate, mortgage loans

                     MONY LIFE INSURANCE COMPANY OF AMERICA



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


     delinquent for more than 60 days and restructured mortgage loans. This reserve reflects, in part, the excess of the carrying value of such assets over the estimated undiscounted cash flows expected from the underlying real estate properties. These projected cash flows are based on estimates similar to those described in the preceding paragraph. As of December 31, 1995 and 1994, the Company's investment reserve for its mortgage loan and real estate investments was $4 million.



          c. Realized investment gains and losses (net of tax) for bonds and mortgage loans resulting from changes in interest rates are deferred and credited or charged to the Interest Maintenance Reserve ("IMR"). These amounts are amortized into net income over the remaining years to expected maturity of the assets sold. Unrealized investment gains and losses are recorded directly to surplus.



          The Asset Valuation Reserve ("AVR") is based upon a formula prescribed by the NAIC and functions as a reserve for potential non-interest-related investment losses. In addition, realized investment gains and losses (not subject to the IMR) and unrealized gains and losses result in offsetting increases and decreases in the AVR. These changes to AVR are recorded directly to surplus.



          d. Policy reserves for deferred annuity contracts are computed by the net level premium method and the Commissioners' Annuity Reserve Valuation Method by using the 1971 IAM Table for contracts issued before 1984 and the 1983 Table A for contracts issued since 1983 and permitted statutory interest rates. Policy reserves for universal life and single premium whole life contracts are computed by using the Commissioners' Reserve Valuation Method and by using the 1958 and 1980 CSO Tables, and permitted statutory interest rates.



          e. Certain assets designated as "non-admitted" assets (principally miscellaneous receivables) are excluded from the balance sheets.



          f. Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain contractholders. Assets consist of securities reported at market value. Premiums, benefits and expenses of the separate accounts are included in the Company's statements of operations.



          g. No deferred taxes are recognized for differences that exist between financial reporting and taxable income.



          h. The Company uses the constant-yield method of depreciation for substantially all investment real estate and real estate joint venture partnerships acquired prior to January 1, 1991. Acquisitions subsequent to January 1, 1991 and foreclosed real estate are depreciated on the straight line method. Real estate assets and improvements are generally depreciated over ten to forty year periods and leasehold improvements over the lives of the leases. Depreciation expense related to investments in real estate was $1.7 million and $1.4 million in 1995 and 1994, respectively; accumulated depreciation was $4.6 million and $4.0 at December 31, 1995 and 1994, respectively.



          i. Certain amounts for 1994 have been reclassified to conform to the 1995 presentation.



2. CAPITAL AND SURPLUS



     MONY guaranteed to the states who requested it, pursuant to conditions imposed by such states as a prerequisite for the licensing of new subsidiaries, that the Company's capital and surplus would be maintained at a level at least equivalent to the minimum capital and surplus required for admission to conduct business in those states. As of December 31, 1995 and 1994, this guarantee was outstanding in the state of New Jersey.

                     MONY LIFE INSURANCE COMPANY OF AMERICA



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



3. FEDERAL INCOME TAXES



     The Company is included in the consolidated federal income tax return with its parent, The Mutual Life Insurance Company of New York, and the parent's non-life affiliates. The allocation of federal income taxes is based upon separate return calculations with current credit for net losses. The Company's federal income tax returns for years through 1989 have been examined with no proposed material adjustments. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.



     Pre-tax operating gains and pre-tax realized gains, as reported in the accompanying statements of operations, differ from taxable income reported for tax purposes. Significant differences include the deferral and amortization of policy acquisition costs for tax purposes, the difference between statutory and tax reserves, the taxable portion of the Company's depreciation expense and related recapture, utilization of capital loss carryovers, capital gains deferred to the IMR, alternative minimum tax preference items and equity in partnerships and joint ventures.



4. CAPITAL GAINS/(LOSSES)



     The Company realized net capital losses (after-tax and IMR) of $1.4 million in 1995 and $2.3 million in 1994 as follows:



                       REALIZED CAPITAL GAINS/(LOSSES)                 1995      1994
        -------------------------------------------------------------  -----     -----
                                                                        (IN MILLIONS)
        Bonds and stocks.............................................  $ 0.2     $(4.3)
        Real estate and mortgage loans...............................   (0.4)     (0.8)
                                                                       -----     -----
                                                                        (0.2)     (5.1)
        Taxes........................................................   (0.7)      0.0
        Transferred to IMR, net of taxes.............................   (0.5)      2.8
                                                                       -----     -----
        Net realized capital losses..................................  $(1.4)    $(2.3)
                                                                       =====     =====



     During 1995 and 1994, realized capital gains/(losses) resulting from changes in interest rates on fixed income securities of $0.5 million (net of $0.2 million tax) and ($2.8) million (net of ($1.5) million tax), respectively, were transferred to the Company's IMR for future amortization into net income.



     The Company incurred net unrealized capital losses of $3.8 million in 1995 and $13.0 million in 1994. The 1995 and 1994 unrealized losses include writedowns of approximately $1.2 million and $13.8 million, respectively, on real estate acquired through foreclosure and mortgage loans in process of foreclosure. These losses are detailed by asset type in the table below.



                    UNREALIZED CAPITAL GAINS/(LOSSES)               1995         1994
        ----------------------------------------------------------  -----       ------
                                                                    (IN MILLIONS)
        Bonds and stocks..........................................  $(2.6)      $  0.6
        Real estate and mortgage loans............................   (1.2)       (13.8)
        Other investments.........................................    0.0          0.2
                                                                    -----       ------
        Total unrealized capital losses...........................  $(3.8)      $(13.0)
                                                                    =====       ======

                     MONY LIFE INSURANCE COMPANY OF AMERICA



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5. FIXED INCOME SECURITIES



FIXED INCOME SECURITIES BY INVESTMENT TYPE



     The amortized cost and estimated fair value (see note 8) of investments in fixed income securities which include short-term investments, bonds and preferred stocks as of December 31, 1995 and December 31, 1994 are as follows:



                                                           GROSS          GROSS            ESTIMATED
                                       AMORTIZED         UNREALIZED     UNREALIZED           FAIR
                                         COST              GAINS          LOSSES             VALUE
                                  -------------------   ------------   ------------   -------------------
                                    1995       1994     1995    1994   1995   1994      1995       1994
                                  --------   --------   -----   ----   ----   -----   --------   --------
                                  (DOLLARS IN MILLIONS)
U.S. Treasury & Other
  Agencies......................  $   21.0   $   21.0   $ 0.1   $0.0   $0.1   $ 1.0   $   21.0   $   20.0
Collateralized Mortgage
  Obligations:
  Government Agency Backed......     128.8      111.8     2.9    0.0    0.2    10.8      131.5      101.0
  Non-Agency Backed.............      36.9       22.7     2.5    0.0    0.0     1.6       39.4       21.1
Other asset backed securities:
  Government Agency Backed......       0.3        0.4     0.0    0.0    0.0     0.0        0.3        0.4
  Non-Agency Backed.............      78.5       60.1     2.5    0.7    0.6     2.1       80.4       58.7
Foreign governments.............       0.0        5.0     0.0    0.0    0.0     0.5        0.0        4.5
Utilities.......................     127.1      135.5     4.9    1.1    0.2     7.6      131.8      129.0
Corporate bonds.................     625.0      635.5    25.7    3.4    3.2    35.6      647.5      603.3
                                  --------   --------   -----   ----   ----   -----   --------   --------
          Total bonds...........   1,017.6      992.0    38.6    5.2    4.3    59.2    1,051.9      938.0
Commercial paper................     121.5       68.3     0.0    0.0    0.0     0.0      121.5       68.3
                                  --------   --------   -----   ----   ----   -----   --------   --------
          Total.................  $1,139.1   $1,060.3   $38.6   $5.2   $4.3   $59.2   $1,173.4   $1,006.3
                                  ========   ========   =====   ====   ====   =====   ========   ========



     Amortized cost represents the principal amount of the fixed income securities adjusted by unamortized premium or discount and reduced by writedowns of $4.4 million and $1.8 million at December 31, 1995 and 1994, respectively, as required by the NAIC for securities which are in or near default.



     At December 31, 1995, 78% of the Company's Collateralized Mortgage Obligation (CMO) portfolio was held in U.S. government and government agency-backed securities. The remainder of the CMO portfolio consisted of NAIC category 1 investment grade securities.



MATURITIES OF FIXED INCOME SECURITIES



     The amortized cost and estimated fair value of fixed income securities by maturity date (excluding scheduled sinking funds) as of December 31, 1995 are as follows:



                                                                                    ESTIMATED
                                                                        AMORTIZED     FAIR
                                                                          COST        VALUE
                                                                        ---------   ---------
                                                                            (IN MILLIONS)
    Due in one year or less...........................................  $  170.4    $   171.6
    Due after one year through five years.............................     358.8        367.0
    Due after five years through ten years............................     380.9        397.9
    Due after ten years...............................................     229.0        236.9
                                                                        ---------   ---------
                                                                        $1,139.1    $ 1,173.4
                                                                        =========   =========

                     MONY LIFE INSURANCE COMPANY OF AMERICA



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5. FIXED INCOME SECURITIES (CONTINUED)


     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



     Proceeds from sales of investments in debt securities during 1995 and 1994 were $40 million and $241 million, respectively. Gross gains of $0.6 million in 1995 and $0 million in 1994, and gross losses of $1.4 million in 1995 and $5.5 million in 1994 were realized on these sales.



6. CONCENTRATION OF CREDIT RISK



     As of December 31, 1995 and 1994, the Company had no single investment (excluding U.S. Treasury securities) exceeding 1.3% and 1.1%, respectively, of total general account assets.



     The bond portfolio is diversified by industry type. The industries comprising more than 10% of the carrying value of the bond portfolio at December 31, 1995 are Government and Agencies of $150 million (14.8%), Public Utilities of $127 million (12.5%), Non-Government -- Asset/Mortgage Backed of $116 million (11.4%), Financial Services of $108 million (10.6%), Consumer Goods and Services of $105 million (10.3%) and Other Manufacturing of $102 million (10.0%). At December 31, 1994, the industries comprising more than 10% of the carrying value of the bond portfolio were Government and Agencies of $138 million (13.9%), Public Utilities of $135 million (13.6%), Other Manufacturing of $110 million (11.1%) and Consumer Goods and Services of $104 million (10.5%).



     The Company holds below investment grade bonds of $84 million at December 31, 1995. Below investment grade bonds are defined as those securities rated in categories 3 through 6 by the NAIC, which are approximately equivalent to bonds rated below BBB by rating agencies. These bonds consist mostly of privately issued bonds, which are monitored by the Company through extensive internal analysis of the financial condition of the borrowers, and which include protective debt covenants. Of these bonds, $60 million are in category 3, which is considered to be medium quality by the NAIC. At December 31, 1994, the Company's investments in below investment grade bonds were $70 million.



     The Company has investments in commercial and agricultural mortgage loans and real estate (including joint venture partnerships). Approximately 48.5% of the Company's real estate and mortgage portfolio is invested in agricultural properties. The locations of property collateralizing mortgage loans and real estate investment carrying values (in millions) at December 31, 1995 and 1994 are as follows:



                                                                      1955          1994
                                                                   -----------   -----------
                          GEOGRAPHIC REGION                         $      %      $      %
    -------------------------------------------------------------  ---   -----   ---   -----
    West.........................................................   73    30.5    71    28.1
    Mountain.....................................................   52    21.7    53    20.9
    Southeast....................................................   31    13.1    41    16.2
    Midwest......................................................   30    12.7    34    13.6
    Northeast....................................................   30    12.6    37    14.5
    Southwest....................................................   23     9.4    17     6.7
                                                                   ---   -----   ---   -----
              Total..............................................  239   100.0   253   100.0
                                                                   ===   =====   ===   =====



     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 1995 are: California, $44 million (18.4%); Texas, $23 million (9.4%); Arizona, $19 million (8.1%); New York, $19 million (8.0%); Washington, $14 million (5.9%); Illinois, $13 million (5.5%); Florida, $12 million (5.0%); Idaho, $12 million (5.0%); and Oregon, $12 million (4.9%).

                     MONY LIFE INSURANCE COMPANY OF AMERICA



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



7. MORTGAGE LOANS AND REAL ESTATE



     The Company invests in mortgage loans collateralized by commercial and agricultural real estate. Such mortgage loans consist primarily of first mortgage liens on completed income producing properties or agricultural properties. As of December 31, 1995, $60.7 million of mortgage loans have terms that require amortization, and $112.4 million of loans require partial amortization or are non-amortizing. Mortgage loans delinquent over 90 days or in process of foreclosure were $0 million at December 31, 1995 and $2.3 million at December 31, 1994. Properties acquired through foreclosure during the year amounted to $4.8 million and $18.8 million in 1995 and 1994, respectively.



     The Company has performing restructured mortgage loans of $15.1 million as of December 31, 1995 and $10.9 million as of December 31, 1994. The new terms typically defer a portion of contract interest payments to future periods. Interest is recognized in income based on the modified rate of the loan. Deferred interest, which is the difference between the original contractual rate and the modified rate, is excluded from income. Gross interest income on restructured loans that would have been recorded in accordance with the loans' original terms was $1.5 million in 1995 and $1.1 million in 1994. Gross interest income recognized in net income for the period from these loans was $1.0 million in 1995 and $0.6 million in 1994. There are no commitments to lend additional funds to any debtor involved in a restructuring.



     Other invested assets of $8.0 and $7.3 million at December 31, 1995 and 1994, respectively, include, primarily, investments in real estate partnerships.



8. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS



     The following table presents the carrying amounts and respective estimated fair values of the Company's financial instruments at December 31, 1995. The calculations of estimated fair values involve considerable judgement. Accordingly, these estimates of fair value are not necessarily indicative of the values that could be negotiated in an actual sale.



                                                                                ESTIMATED
                                                                   CARRYING        FAIR
                                                                    AMOUNT        VALUE
                                                                   --------     ----------
                                                                        (IN MILLIONS)
    ASSETS
    Fixed Income Securities......................................  1,017.6        1,051.9
    Separate Account Assets......................................  1,685.8        1,685.8
    LIABILITIES
    Investment-type contracts....................................    847.5          859.7
    Separate Account Liabilities.................................  1,685.8        1,685.8



     The estimated fair values of cash, short term investments, equity securities and mortgage loans approximate their carrying amounts.



     The methods and assumptions utilized in estimating these fair values of financial instruments are summarized as follows:



FIXED INCOME SECURITIES (SEE NOTE 5)



     The estimated fair values of fixed income securities are based upon quoted market prices, where available. The fair values of fixed income securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

                     MONY LIFE INSURANCE COMPANY OF AMERICA



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



8. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


MORTGAGE LOANS



     The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations.



POLICY LOANS



     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.



SEPARATE ACCOUNT



     The estimated fair value of separate account assets and liabilities approximates their respective carrying amounts.



INVESTMENT-TYPE CONTRACT LIABILITIES



     The fair values of the Company's liabilities under investment-type contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued, where appropriate. The fair values of other investment-type contracts are based on estimates of the value of payments available upon full surrender.



9. RESERVES



     The withdrawal characteristics of the Company's annuity actuarial reserves and deposit liabilities as of December 31, 1995 were as follows:



                                                                               RESERVES
                                                                             -------------
                                                                             (IN MILLIONS)
    Not subject to discretionary withdrawal provision......................     $    76
    Subject to discretionary withdrawal -- with adjustment:
      - at book value less surrender charges...............................         240
      - at market value....................................................       1,609
                                                                                 ------
              Subtotal.....................................................       1,849
    Subject to discretionary withdrawal -- without adjustment:
      - at book value (minimal or no charge or adjustment).................         554
                                                                                 ------
              Total annuity actuarial reserves and deposit liabilities
                (gross)....................................................     $ 2,479
                                                                                 ======



     The amounts above are included in the Company's balance sheet as life insurance and annuity reserves ($869) million and separate account liabilities ($1,610) million.



10. REINSURANCE



     Life insurance business is ceded on a yearly renewable term basis to MONY and other insurance companies under various reinsurance contracts. The Company's practice is to retain no more than $0.5 million of risk on any one person. The total amount of reinsured life insurance in force on this basis was $2.2 billion and $2.3 billion at December 31, 1995 and 1994, respectively. Premiums ceded under these contracts were $12.3 million and $11.7 million; benefit payments recovered were $23.3 million and $12.3 million; policy

                     MONY LIFE INSURANCE COMPANY OF AMERICA



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



10. REINSURANCE (CONTINUED)


reserve credits recorded were $9.7 million and $9.2 million; and recoverable amounts on paid and unpaid losses were $5.1 million and $1.6 million in 1995 and 1994, respectively.



     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements.



11. COMMITMENTS AND CONTINGENCIES



     The Company is a defendant in various legal actions arising primarily from its investment and insurance operations. In addition, insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the legal proceedings and assessments will not have a material adverse effect on the financial position and the results of operations of the Company.



12. RELATED PARTY TRANSACTIONS



     At December 31, 1995 and 1994, approximately 30% and 35%, respectively, of the Company's investments in mortgages were held through joint participation with MONY. In addition, approximately 82% and 81% of the Company's real estate and joint venture investments were held through joint participation with MONY at December 31, 1995 and 1994, respectively.



     During 1994, the Company sold commercial mortgages with a book value of approximately $5 million to MONY for consideration of approximately $4 million based on the estimated fair value of the assets. The Company received capital contributions of $10 million from MONY in 1995.



     The Company and MONY are parties to an agreement dated February 28, 1995 whereby MONY agrees to reimburse the Company to the extent that the Company's recognized loss as a result of mortgage loan default or foreclosure or subsequent sale of the underlying collateral exceeds the 75% loan to value ratio for each such mortgage loan at origination. Pursuant to the agreement, the Company received payments from MONY totaling $2.1 million in 1995.



13. ACCOUNTING DEVELOPMENTS



     During 1993, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." The Interpretation requires mutual life insurance companies which issue financial statements described as prepared "in conformity with generally accepted accounting principles" to apply all applicable authoritative accounting pronouncements in preparing those statements. The provisions of this Interpretation are effective for fiscal years beginning after December 15, 1995. The Interpretation indicates that financial statements of mutual life insurance companies which are prepared on the basis of statutory accounting practices may no longer receive an unqualified audit opinion stating that the financial statements have been prepared in accordance with GAAP.



     In January 1995, the FASB issued Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts." This Statement extends the requirements of FASB Statements No. 60, "Accounting and Reporting by Insurance Enterprises", No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments", and No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", to mutual life insurance enterprises. In 1995, the AICPA established accounting for certain participating life insurance contracts of mutual life insurance enterprises in its Statement of Position 95-1, "Accounting for

                     MONY LIFE INSURANCE COMPANY OF AMERICA



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



13. ACCOUNTING DEVELOPMENTS (CONTINUED)


Certain Insurance Activities of Mutual Life Insurance Enterprises." FASB Statement No. 120 and the AICPA Statement of Position are effective for fiscal years beginning after December 15, 1995. The Company is currently evaluating the impact of these accounting developments on its financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA



                SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA


                      FOR THE YEAR ENDED DECEMBER 31, 1995


                            (AMOUNTS IN $ THOUSANDS)



     The following is a summary of certain financial data from the Company's Annual Statement included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by the Company's actuaries in the determination of reserves.



        INVESTMENT INCOME EARNED
          Government Bonds..............................................        1,169
          Other bonds (unaffiliated)....................................       76,939
          Bonds of affiliates...........................................            0
          Preferred stocks (unaffiliated)...............................            0
          Preferred stocks of affiliates................................            0
          Common stocks (unaffiliated)..................................            0
          Common stocks of affiliates...................................            0
          Mortgage loans................................................       14,867
          Real estate...................................................       15,991
          Premium notes, policy loans and liens.........................        2,847
          Collateral loans..............................................            0
          Cash on hand and on deposit...................................            6
          Short-term investments........................................        6,637
          Other Invested Assets.........................................          331
          Derivative Instruments........................................            0
          Aggregate write-ins for investment income.....................        1,119
                                                                            ---------
             Gross investment income....................................      119,906
                                                                            =========
        REAL ESTATE OWNED -- BOOK VALUE LESS ENCUMBRANCES...............       58,375
        MORTGAGE LOANS -- BOOK VALUE:
          Farm mortgages................................................      116,212
          Residential mortgages.........................................            0
          Commercial mortgages..........................................       56,942
                                                                            ---------
             Total mortgage loans.......................................      173,154
                                                                            =========
        MORTGAGE LOANS BY STANDING -- BOOK VALUE:
          Good standing.................................................      158,052
          Good standing with restructured terms.........................       15,102
          Interest overdue more than three months, not in foreclosure...            0
          Foreclosure in process........................................            0
        OTHER LONG TERM ASSETS -- STATEMENT VALUE.......................       45,555
        COLLATERAL LOANS................................................            0
        BONDS AND STOCKS OF PARENTS, SUBSIDIARIES AND AFFILIATES -- BOOK
          VALUE
          Bonds.........................................................            0
          Preferred Stocks..............................................            0
          Common Stocks.................................................            0

                     MONY LIFE INSURANCE COMPANY OF AMERICA



        SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA -- (CONTINUED)



                  BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND
                    MATURITY:
                    BONDS BY MATURITY -- STATEMENT VALUE
                       Due within one year or less......................      202,895
                       Over 1 year through 5 years......................      467,791
                       Over 5 years through 10 years....................      405,896
                       Over 10 years through 20 years...................       35,127
                       Over 20 years....................................       27,436
                                                                            ---------
                         Total by Maturity..............................    1,139,145
                                                                            =========
                    BONDS BY CLASS -- STATEMENT VALUE
                       Class 1..........................................      654,088
                       Class 2..........................................      401,003
                       Class 3..........................................       60,371
                       Class 4..........................................       12,242
                       Class 5..........................................        1,779
                       Class 6..........................................        9,662
                                                                            ---------
                         Total by Class.................................    1,139,145
                                                                            =========
                  TOTAL BONDS PUBLICLY TRADED...........................      652,479
                  TOTAL BONDS PRIVATELY PLACED..........................      486,666
                  PREFERRED STOCKS -- STATEMENT VALUE...................            0
                  COMMON STOCKS -- MARKET VALUE.........................          690
                  SHORT TERM INVESTMENTS -- BOOK VALUE..................      121,499
                  FINANCIAL OPTIONS OWNED -- STATEMENT VALUE............            0
                  FINANCIAL OPTIONS WRITTEN AND IN FORCE -- STATEMENT
                    VALUE...............................................            0
                  FINANCIAL FUTURES CONTRACTS OPEN -- CURRENT PRICE.....            0
                  CASH ON HAND & ON DEPOSIT.............................        3,663
                  LIFE INSURANCE IN FORCE:
                    Industrial..........................................            0
                    Ordinary............................................    8,602,040
                    Credit Life.........................................            0
                    Group Life..........................................    1,567,629
                  AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER
                    ORDINARY POLICIES...................................      138,196
                  LIFE INSURANCE POLICIES WITH DISABILITY PROVISIONS IN
                    FORCE:
                    Industrial..........................................            0
                    Ordinary............................................    2,927,376
                    Credit Life.........................................            0
                    Group Life..........................................      212,113

                     MONY LIFE INSURANCE COMPANY OF AMERICA



        SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA -- (CONTINUED)



                  SUPPLEMENTARY CONTRACTS IN FORCE:
                    Ordinary -- Not Involving Life Contingencies
                       Amount on Deposit................................       21,022
                       Income Payable...................................          939
                    Ordinary -- Involving Life Contingencies
                       Income Payable...................................        2,472
                    Group -- Not Involving Life Contingencies
                       Amount on Deposit................................            0
                       Income Payable...................................            0
                    Group -- Involving Life Contingencies
                       Income Payable...................................            4
                  ANNUITIES:
                    Ordinary
                       Immediate -- Amount of Income Payable............            0
                       Deferred -- Fully Paid Account Balance...........            0
                       Deferred -- Not Fully Paid -- Account Balance....            0
                    Group
                       Amount of Income Payable.........................            0
                       Fully Paid Account Balance.......................       76,681
                       Not Fully Paid -- Account Balance................            0
                  ACCIDENT AND HEALTH INSURANCE -- PREMIUMS IN FORCE:
                    Ordinary............................................            0
                    Group...............................................            0
                    Credit..............................................            0
                  DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
                    Deposit Funds -- Account Balance....................      764,066
                    Dividend Accumulations -- Account Balance...........            0
                  CLAIM PAYMENTS 1995:
                    Group Accident and Health Year -- Ended December 31,
                       1995.............................................            0
                       1994.............................................            0
                       1993.............................................            0
                    Other Accident & Health
                       1995.............................................            0
                       1994.............................................            0
                       1993.............................................            0
                    Other Coverages that use developmental methods to
                       calculate claim reserves
                       1995.............................................            0
                       1994.............................................            0
                       1993.............................................            0

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (A) The following Financial Statements are included in this Registration
         Statement:

     (1) With respect to MONY America Variable Account A

          (a) Report of Independent Accountants

          (b) Statements of assets and liabilities as of December 31, 1995

          (c) Statements of operations for the year ended December 31, 1995

          (d) Statements of changes in net assets for the years ended December 31, 1995 and 1994

     (2) With respect to MONY Life Insurance Company of America:

          (a) Report of Independent Accountants

          (b) Balance sheets as of December 31, 1995 and 1994

          (c) Statements of operations for the years ended December 31, 1995 and 1994

          (d) Statements of capital and surplus for the years ended December 31, 1995 and 1994

          (e) Statements of cash flows for the years ended December 31, 1995 and 1994

     (B) Exhibits

          (1) Resolutions of Board of Directors of MONY Life Insurance Company of America ("Company") authorizing the establishment of MONY America Variable Account A ("Variable Account"), adopted March 27, 1987, filed as
     Exhibit 1 of Registration Statement Nos. 33-14362 and 811-5166, dated May 18, 1987, is incorporated herein by reference.

          (2) Not applicable.

          (3) (a) Distribution Agreement among MONY Life Insurance Company of America, MONY Securities Corp., and MONY Series Fund, Inc., filed as
     Exhibit 3(a) of Post-Effective Amendment No. 3, dated February 28, 1991, to Registration Statement No. 33-20453, is incorporated by reference herein.

             (b) Specimen Agreement with Registered Representatives, filed as
        Exhibit 3(b) of Pre-Effective Amendment No. 1, dated December 17, 1990, to Registration Statement Nos. 33-37722 and 811-6216, is incorporated herein by reference.

             (c) Specimen Agreement (Career Contract) between the Company and selling agents (with Commission Schedule), filed as Exhibit 3(c) of Pre-Effective Amendment No. 1, dated October 26, 1987, to Registration Statement Nos. 33-14362 and 811-5166, is incorporated herein by reference.

          (4) Proposed forms of Flexible Payment Variable Annuity Contracts, filed as Exhibit 4 to Registration Statement No. 33-20696, is incorporated herein by reference.

          (5) Proposed form of Application for Flexible Payment Variable Annuity Contract, filed as Exhibit 4 to Registration Statement No. 33-20696, is incorporated herein by reference.

          (6) Articles of Incorporation and By-Laws of the Company, filed as Exhibits 6(a) and 6(b), respectively, of Registration Statement No. 33-13183, dated April 6, 1987, is incorporated herein by reference.

          (7) Not applicable.

          (8) Not applicable.

          (9) Opinion and Consent of Willard G. Eldred, Esq., as to the legality of the securities being registered filed as Exhibit 9 of Pre-Effective Amendment No. 1, dated July 13, 1988, to Registration Statement No. 33-20696, is incorporated herein by reference.


          (10) Consent of Coopers & Lybrand L.L.P., Independent Accountants for MONY America Variable Account A and for MONY Life Insurance Company of America.


          (11) Not applicable.

          (12) Not applicable.

          (13) Calculation of Performance Data.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Michael I. Roth...............    Director, Chairman and Chief Executive Officer
Samuel J. Foti................    Director, President and Chief Operating Officer
Richard E. Connors............    Director
Richard Daddario..............    Director, Vice President, and Controller
Phillip A. Eisenberg..........    Vice President and Actuary
Thomas M. Donohue.............    Vice President
Margaret G. Gale..............    Vice President
Stephen J. Hall...............    Director
Edward E. Hill................    Vice President -- Chief Compliance Officer
Evelyn L. Peos................    Vice President
Theodore J. Shalack...........    Director and Vice President
Michael Slipowitz.............    Vice President
Kenneth M. Levine.............    Director and Executive Vice President
David S. Waldman..............    Secretary
David V. Weigel...............    Treasurer
Charles D. Wyckoff............    Director

     The business address for all officers and directors of MONY America is 1740 Broadway, New York, New York 10019.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of MONY Life Insurance Company of America, a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY").

     The following is a diagram showing all corporations directly or indirectly controlled by or under common control with MONY Life Insurance Company of America, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following page.) Omitted from the diagram are subsidiaries of MONY that, considered in the aggregate, would not constitute a "significant subsidiary" (as that term is defined in Rule 8b-2 under Section 8 of the Investment Company Act of 1940) of MONY.

                             [ORGANIZATIONAL CHART]

ITEM 27.  NUMBER OF CONTRACT OWNERS:


     As of December 31, 199 , MONY America Variable Account A had 810 owners of Contracts.


ITEM 28.  INDEMNIFICATION

     The By-Laws of MONY Life Insurance Company of America provide, in Article VI as follows:

     SECTION 1. The Corporation shall indemnify any existing or former director, officer, employee or agent of the Corporation against all expenses incurred by them and each of them which may arise or be incurred, rendered or levied in any legal action brought or threatened against any of them for or on account of any action or omission alleged to have been committed while acting within the scope of employment as director, officer, employee or agent of the Corporation, whether or not any action is or has been filed against them and whether or not any settlement or compromise is approved by a court, all subject and pursuant to the provisions of the Articles of Incorporation of this Corporation.

     SECTION 2. The indemnification provided in this By-Law shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) MONY Securities Corp. ("MSC") is the principal underwriter of the Registrant and of the Fund. The Mutual Life Insurance Company of New York ("MONY") also acts as sub-investment adviser to the Fund through a services agreement.

     (b) The names, titles, and principal business addresses of the officers of MONY and MSC are listed on Schedules A and D of the respective Forms ADV for MONY (Registration No. 801-13564), as filed with the Commission on December 20, 1977 and as amended, and on Schedule A of Form BD for MSC (Registration No. 8-15289), as filed with the Commission on November 23, 1969 and as amended and on the individual officer's Form U-4, the texts of which are hereby incorporated by reference.


     (c) The following table sets forth commissions and other compensation received by each principal underwriter, directly or indirectly, from MONY America Variable Account A during fiscal year 1995 and 1994:


                                       NET UNDERTAKING
                                                          COMPENSATION
                                        DISCOUNTS AND     ON REDEMPTION       BROKERAGE
                                         COMMISSIONS                         COMMISSIONS      COMPENSATION
                                       ---------------   ---------------   ---------------   ---------------
    NAME OF PRINCIPAL UNDERWRITER       1995     1994     1995     1994     1995     1994     1995     1994
-------------------------------------  ------   ------   ------   ------   ------   ------   ------   ------
MONY Securities Corp.................     0        0        0        0        0        0        0        0

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by MONY Life Insurance Company of America, in whole or in part, at its principal offices at 1740 Broadway, New York, New York 10019, at its Operations Center at 1 MONY Plaza, Syracuse, New York 13202 or at its Marketing Center at 500 Frank W. Burr Boulevard, Teaneck, New Jersey 07666-6888.

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MONY America Variable Account A, has duly caused this Post-Effective Amendment No. 14 to this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and the State of New York, on this 28th day of February, 1996

                                          MONY AMERICA VARIABLE ACCOUNT A
                                          (Registrant)

                                          MONY LIFE INSURANCE COMPANY OF AMERICA
                                          (Depositor)

                                          By: /s/  MICHAEL I. ROTH

                                            ------------------------------------
                                            Michael I. Roth, Director,
                                            Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                  SIGNATURE                             DATE
---------------------------------------------    -------------------
/s/  MICHAEL I. ROTH
---------------------------------------------
Michael I. Roth
Director, Chairman of the Board and Chief
Executive Officer

/s/  SAMUEL J. FOTI
---------------------------------------------
Samuel J. Foti
Director, President and Chief Operating
  Officer

/s/  RICHARD DADDARIO                            February 28, 1996
---------------------------------------------
Richard Daddario
Director, Vice President and Controller
  (Principal Financial and Accounting
Officer)

/s/  KENNETH M. LEVINE
---------------------------------------------
Kenneth M. Levine
Director and Executive Vice President

/s/  THEODORE J. SHALACK
---------------------------------------------
Theodore J. Shalack
Director and Vice President

/s/  RICHARD E. CONNORS
---------------------------------------------
Richard E. Connors
Director

                  SIGNATURE                             DATE
---------------------------------------------    -------------------
/s/  STEPHEN J. HALL                             February 28, 1996
---------------------------------------------
Stephen J. Hall
Director

/s/  CHARLES D. WYCKOFF
---------------------------------------------
Charles D. Wyckoff
Director

                                 EXHIBIT INDEX


EXHIBIT NO.                                   DESCRIPTION
-----------   ---------------------------------------------------------------------------
    (10)      Consent of Coopers & Lybrand L.L.P., Independent Accountants
    (13)      Calculation of Performance Data
    (14)      Financial Data Schedule